                                                                   EXHIBIT 10.61

                                                                  EXECUTION COPY


                    MASTER INDENTURE AND SERVICING AGREEMENT


                           Dated as of August 29, 2002

                                  by and among

                    SIERRA RECEIVABLES FUNDING COMPANY, LLC,
                                    as Issuer

                                       and

                   FAIRFIELD ACCEPTANCE CORPORATION - NEVADA,
                               as Master Servicer

                                       and

                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                                   as Trustee

                                       and

                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                               as Collateral Agent

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                                TABLE OF CONTENTS

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                                    ARTICLE I
                                   DEFINITIONS

Section 1.1      Definitions........................................................................2

Section 1.2      Other Definitional Provisions.....................................................15

Section 1.3      Intent and Interpretation of Documents............................................16

                                   ARTICLE II
                                    THE NOTES

Section 2.1      Form Generally....................................................................17

Section 2.2      Denominations.....................................................................17

Section 2.3      Execution, Authentication and Delivery............................................17

Section 2.4      Authentication Agent..............................................................18

Section 2.5      Registration of Transfer and Exchange of Notes....................................19

Section 2.6      Mutilated, Destroyed, Lost or Stolen Notes........................................20

Section 2.7      Persons Deemed Owners.............................................................21

Section 2.8      Appointment of Paying Agent.......................................................22

Section 2.9      Cancellation......................................................................22

Section 2.10     New Issuances.....................................................................22

Section 2.11     Book-Entry Notes..................................................................23

Section 2.12     Notices to Clearing Agency or Foreign Clearing Agency.............................23

Section 2.13     Definitive Notes..................................................................24

Section 2.14     Global Note.......................................................................24

Section 2.15     Meetings of Noteholders...........................................................24

Section 2.16     Confidentiality...................................................................25

Section 2.17     144A Information..................................................................25

                                   ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF THE ISSUER

Section 3.1      Representations and Warranties Regarding the Issuer...............................25

Section 3.2      Representations and Warranties Regarding the Loan Files...........................29

Section 3.3      Rights of Obligors and Release of Loan Files......................................29
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                                TABLE OF CONTENTS
                                   (continued)

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                              ARTICLE IV
                    ADDITIONAL COVENANTS OF ISSUER

Section 4.1      Affirmative Covenants.............................................................30

Section 4.2      Negative Covenants of the Issuer..................................................38

                               ARTICLE V
                      SERVICING OF PLEDGED LOANS

Section 5.1      Responsibility for Loan Administration............................................40

Section 5.2      Standard of Care..................................................................41

Section 5.3      Records...........................................................................41

Section 5.4      Loan Schedules....................................................................41

Section 5.5      Enforcement.......................................................................41

Section 5.6      Trustee and Collateral Agent to Cooperate.........................................42

Section 5.7      Other Matters Relating to the Master Servicer.....................................42

Section 5.8      Servicing Compensation............................................................43

Section 5.9      Costs and Expenses................................................................43

Section 5.10     Representations and Warranties of the Master Servicer.............................43

Section 5.11     Additional Covenants of the Master Servicer.......................................44

Section 5.12     Master Servicer not to Resign.....................................................47

Section 5.13     Merger or Consolidation of, or Assumption of the Obligations of Master Servicer...47

Section 5.14     Examination of Records............................................................48

Section 5.15     Subservicing Agreements...........................................................48

                                   ARTICLE VI
                                     REPORTS

Section 6.1      Noteholder Statements.............................................................49

Section 6.2      Monthly Servicing Reports.........................................................49

Section 6.3      Other Data........................................................................49

Section 6.4      Annual Master Servicer's Certificate..............................................49

Section 6.5      Notices to FAC....................................................................49
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                                TABLE OF CONTENTS
                                   (continued)

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                                   ARTICLE VII
            RIGHTS OF NOTEHOLDERS; ACCOUNTS AND PRIORITY OF PAYMENTS

Section 7.1      Collection Accounts...............................................................50

Section 7.2      Lockbox Accounts..................................................................50

Section 7.3      Tax Treatment.....................................................................50

                                  ARTICLE VIII
                                   INDEMNITIES

Section 8.1      Liabilities to Obligors...........................................................50

Section 8.2      Tax Indemnification...............................................................50

Section 8.3      Master Servicer's Indemnities.....................................................51

Section 8.4      Operation of Indemnities..........................................................51

                                   ARTICLE IX
                                EVENTS OF DEFAULT

Section 9.1      Events of Default.................................................................51

Section 9.2      Acceleration of Maturity; Rescission and Annulment................................51

Section 9.3      Collection of Indebtedness and Suits for Enforcement by Trustee...................52

Section 9.4      Trustee May File Proofs of Claim..................................................53

Section 9.5      Remedies..........................................................................54

Section 9.6      Optional Preservation of Collateral...............................................55

Section 9.7      Application of Monies Collected During Event of Default...........................55

Section 9.8      Limitation on Suits by Individual Noteholders.....................................55

Section 9.9      Unconditional Rights of Noteholders to Receive Principal and Interest.............56

Section 9.10     Restoration of Rights and Remedies................................................56

Section 9.11     Waiver of Event of Default........................................................56

Section 9.12     Waiver of Stay or Extension Laws..................................................56

Section 9.13     Sale of Series Collateral.........................................................57

Section 9.14     Action on Notes...................................................................57

Section 9.15.    Control by Series of Noteholders..................................................57

                                    ARTICLE X
                                SERVICER DEFAULTS

Section 10.1     Servicer Defaults.................................................................58
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                                TABLE OF CONTENTS
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Section 10.2     Appointment of Successor..........................................................60

Section 10.3     Notification to Noteholders.......................................................60

Section 10.4     Waiver of Past Defaults...........................................................61

Section 10.5     Termination of Master Servicer's Authority........................................61

Section 10.6     Matters Related to Successor Master Servicer......................................61

                                   ARTICLE XI
                THE TRUSTEE; THE COLLATERAL AGENT; THE CUSTODIAN

Section 11.1     Duties of Trustee.................................................................62

Section 11.2     Certain Matters Affecting the Trustee.............................................64

Section 11.3     Trustee Not Liable for Recitals in Notes or Use of Proceeds of Notes..............65

Section 11.4     Trustee May Own Notes; Trustee in its Individual Capacity.........................66

Section 11.5     Trustee's Fees and Expenses; Indemnification......................................66

Section 11.6     Eligibility Requirements for Trustee..............................................67

Section 11.7     Resignation or Removal of Trustee.................................................67

Section 11.8     Successor Trustee.................................................................68

Section 11.9     Merger or Consolidation of Trustee................................................68

Section 11.10    Appointment of Co-Trustee or Separate Trustee.....................................68

Section 11.11    Trustee May Enforce Claims Without Possession of Notes............................69

Section 11.12    Suits for Enforcement.............................................................70

Section 11.13    Rights of Noteholders to Direct the Trustee.......................................70

Section 11.14    Representations and Warranties of the Trustee.....................................70

Section 11.15    Maintenance of Office or Agency...................................................70

Section 11.16    No Assessment.....................................................................71

Section 11.17    UCC Filings and Title Certificates................................................71

Section 11.18    Replacement of the Custodian......................................................71

                                   ARTICLE XII
                                   TERMINATION

Section 12.1     Termination of Agreement..........................................................71

Section 12.2     Final Payment.....................................................................71

Section 12.3     Defeasance........................................................................72
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                                TABLE OF CONTENTS
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Section 12.4     Release of Collateral.............................................................72

                                  ARTICLE XIII
                            MISCELLANEOUS PROVISIONS

Section 13.1     Amendment.........................................................................72

Section 13.2     Reserved..........................................................................74

Section 13.4     Governing Law.....................................................................75

Section 13.5     Notices...........................................................................75

Section 13.6     Severability of Provisions........................................................77

Section 13.7     Assignment........................................................................77

Section 13.8     Notes Non-assessable and Fully Paid...............................................77

Section 13.9     Further Assurances................................................................77

Section 13.10    No Waiver; Cumulative Remedies....................................................77

Section 13.11    Counterparts......................................................................77

Section 13.12    Third-Party Beneficiaries.........................................................77

Section 13.13    Actions by the Noteholders........................................................78

Section 13.14    Merger and Integration............................................................78

Section 13.15    No Bankruptcy Petition............................................................78

Section 13.16    Headings..........................................................................78
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                                        v
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                                    EXHIBITS

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Exhibit A        Payment and Release Certificates.................................................A-1
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                                       vi
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                                    SCHEDULES

1.  Schedule of Trustee's fees.

                                       vii
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                    MASTER INDENTURE AND SERVICING AGREEMENT

     THIS MASTER INDENTURE AND SERVICING AGREEMENT dated as of August 29, 2002 is by and between SIERRA RECEIVABLES FUNDING COMPANY, LLC, a limited liability company organized under the laws of the State of Delaware as issuer, FAIRFIELD ACCEPTANCE CORPORATION-NEVADA, a Delaware corporation, as master servicer, WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, as trustee and as collateral agent. This Agreement may be supplemented and amended from time to time in accordance with Article XIII. If a conflict exists between the terms and provisions of this Agreement and any Series Supplement, the terms and provisions of the Series Supplement shall be controlling with respect to the related Series.

                                    RECITALS

     The Issuer has duly authorized the execution and delivery of this Agreement to provide for issuances from time to time of its loan-backed notes to be issued in one or more series as provided in this Agreement and the Series Supplements.

     In connection with one or more Series of Notes issued under this Agreement and a Series Supplement, the Issuer may enter into agreements with other entities that will provide credit enhancement or other protection and benefits for the Holders of a Series of Notes or a Class of such Series of Notes and the Issuer will incur obligations under the terms of such agreement. All covenants and agreements made by the Issuer herein are for the benefit and security of the Noteholders of the respective Series and, to the extent and as provided for in the relevant Series Supplements, the Series Enhancers.

     The Issuer is entering into this Agreement, and the Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged. All things necessary have been done to make the Notes, when executed by the Issuer and authenticated and delivered by the Trustee hereunder and under the Series Supplements and duly issued by the Issuer, the valid obligations of the Issuer, and to make this Agreement a valid agreement of the Issuer, enforceable in accordance with their and its terms. All covenants and agreements made by the Issuer herein are for the benefit and security of the Noteholders and, to the extent and as provided for in the relevant Series Supplement, the Series Enhancers.

     NOW THEREFORE, in consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties and for the benefit of the Noteholders and, to the extent and as provided for in the relevant Series Supplements, the Series Enhancers.

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                                    ARTICLE I

                                   DEFINITIONS

     Section 1.1    DEFINITIONS

     Whenever used in this Agreement, the following words and phrases shall have the following meanings:

     "ACCOUNT" shall mean any Collection Account and any other Series Account.

     "ADDITION DATE" shall mean, with respect to any Series, each date subsequent to the Closing Date for that Series on which a security interest is granted in Loans to secure the Notes of that Series.

     "ADMINISTRATIVE SERVICES AGREEMENT" shall mean either the Depositor Administrative Services Agreement dated as of August 29, 2002 by and between the Depositor and the Administrator or the Issuer Administrative Services Agreement dated as of August 29, 2002 by and between the Issuer and the Administrator, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms of the respective agreements.

     "ADMINISTRATOR" shall mean, with respect to the Administrative Services Agreements, FAC, as administrator with respect to the Depositor and the Issuer, respectively, or any other entity which becomes the Administrator under the terms of the respective Administrative Services Agreements.

     "AFFILIATE" shall mean, when used with respect to any person, any other person directly or indirectly controlling, controlled by or under common control with such person, and "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and "controlling" and "controlled" shall have meanings correlative to the foregoing.

     "AGENT MEMBERS" shall mean members of, or participants in Euroclear or Clearstream.

     "AGGREGATE PRINCIPAL AMOUNT" shall mean, as of any day of calculation, an amount equal to the sum of the principal amount outstanding for all Series of Notes or, if used with respect to a Series, an amount equal to the sum of the principal amount outstanding for that Series of Notes.

     "AGREEMENT" shall mean this Master Indenture and Servicing Agreement as the same may be amended, supplemented, restated or otherwise modified from time to time.

     "AMORTIZATION EVENT" shall have, with respect to any Series, the meaning assigned to that term in the applicable Series Supplement.

     "AUTHENTICATION AGENT" shall mean a Person designated by the Trustee to authenticate Notes on behalf of the Trustee.

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     "AUTHORIZED OFFICER" shall mean, with respect to the Issuer, any officer who is authorized to act for the Issuer in matters relating to the Issuer, and with respect to the Trustee or any other bank or trust company acting as trustee of an express trust or as custodian or authenticating agent, a Responsible Officer. Each party may receive and accept a certification of the authority of any other party as conclusive evidence of the authority of any person to act, and such certification may be considered as in full force and effect until receipt by such other party of written notice to the contrary.

     "BANKRUPTCY CODE" shall mean the United States Bankruptcy Code, Title 11 of the United States Code, as amended.

     "BEARER NOTES" shall have the meaning set forth in Section 2.1.

     "BENEFIT PLAN" shall mean any employee benefit plan as defined in Section 3(3) of ERISA in respect of which the Issuer, any eligible Originator, any eligible Seller or any ERISA Affiliate of the Issuer is, or at any time during the immediately preceding six years was, an "employer" as defined in Section 3(5) of ERISA.

     "BOOK-ENTRY NOTES" shall mean security entitlements to the Notes, ownership and transfers of which shall be made through book entries by a Clearing Agency or a Foreign Clearing Agency, as described in Section 2.11.

     "BUSINESS DAY" shall mean any day other than (i) a Saturday or Sunday or
(ii) a day on which banking institutions in New York, New York, Las Vegas, Nevada, Chicago, Illinois, Charlotte, North Carolina, or the city in which the Corporate Trust Office of the Trustee is located, are authorized or obligated by law or executive order to be closed.

     "CENDANT" shall mean Cendant Corporation or any successor thereof.

     "CLASS" shall mean, with respect to any Series, any one of the classes of Notes of that Series.

     "CLEARING AGENCY" shall mean an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

     "CLEARING AGENCY PARTICIPANT" shall mean a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

     "CLEARSTREAM" shall mean Clearstream Banking, societe anonyme, a professional depository incorporated under the laws of Luxembourg, and its successors.

     "CLOSING DATE" shall mean, with respect to any Series, the closing date specified in the related Series Supplement.

     "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     "COLLATERAL" shall mean the Series Collateral for any one or more Series.

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     "COLLATERAL AGENCY AGREEMENT" shall mean the Collateral Agency Agreement dated as of January 15, 1998 by and between Fleet National Bank as predecessor Collateral Agent, Fleet Securities, Inc. as deal agent and the secured parties named therein, as amended by the First Amendment to Collateral Agency Agreement dated as of July 31, 1998, as further amended by the Second Amendment to Collateral Agreement dated as of July 25, 2000, as further amended by the Third Amendment to Collateral Agency Agreement dated as of July 1, 2001, and as further amended by the Fourth Amendment to Collateral Agency Agreement dated as of August 29, 2002 by and among the Collateral Agent, the Trustee and other secured parties, as such Collateral Agency Agreement may be amended, supplemented or otherwise modified from time to time in accordance therewith.

     "COLLATERAL AGENT" shall mean Wachovia Bank, National Association in its capacity as collateral agent under this Agreement, the Series Supplements and the Collateral Agency Agreement or any successor collateral agent appointed under the Collateral Agency Agreement.

     "COLLECTION ACCOUNT" shall mean with respect to any Series the account described in Section 7.1 hereof and established in the respective Series Supplement for the deposit of Collections related to that Series.

     "COLLECTIONS," with respect to any Pledged Loan, shall have the meaning assigned thereto in the applicable Purchase Agreement.

     "CORPORATE TRUST OFFICE" shall mean the office of the Trustee at which at any particular time its corporate trust business is administered, which office at the date of the execution of this Agreement is located at 401 South Tryon Street, NC-1179, 12th Floor, Charlotte, NC 28288-1179, Attention: Structured Finance Trust Services, Sierra Receivables Funding Company, LLC Series 2002-1.

     "COUPONS" shall have the meaning set forth in Section 2.1.

     "CREDIT CARD ACCOUNT" shall mean an arrangement whereby an Obligor makes Scheduled Payments under a Loan via pre-authorized debit to a Major Credit Card.

     "CREDIT STANDARDS AND COLLECTION POLICIES" shall mean the Credit Standards and Collection Policies of FAC and FRI, EFI, Trendwest or any other Seller, as attached to the applicable Purchase Agreement and as amended from time to time in accordance with the applicable Purchase Agreement and the restrictions of
Section 4.2(c).

     "CUSTODIAL AGREEMENT" shall mean each of (i) the custodial agreement dated as of August 29, 2002 by and between the Issuer, EFI, Trendwest, Wachovia National Bank, as Custodian, the Trustee and the Collateral Agent and (ii) the Fourth Amended and Restated Custodial Agreement dated as of August 29, 2002 by and among Wells Fargo Bank Nevada, N.A. (successor by merger to First Security Trust Company of Nevada) as Custodian, the Collateral Agent, the Trustee, the Issuer and other parties named therein, as the same may be amended, supplemented or otherwise modified from time to time thereafter in accordance with the terms hereof.

     "CUSTODIAN" shall mean, at any time, the custodian under the applicable Custodial Agreement.

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     "CUSTOMARY PRACTICES" shall, with respect to the servicing and administration of any Pledged Loans, have the meaning assigned to that term in the Purchase Agreement under which such Loan was transferred from the Seller to the Depositor.

     "CUT-OFF DATE" shall mean, with respect to the Pledged Loans for any Series, the date stated as the Cut-Off Date in the related Series Supplement.

     "DEBT" of any Person shall mean (a) indebtedness of such Person for borrowed money, (b) obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) obligations of such Person to pay the deferred purchase price of property or services, (d) obligations of such Person as lessee under leases which have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases, (e) obligations secured by any lien, security interest or other charge upon property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such obligations, (f) obligations of such Person under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (a) through (e) above, and (g) liabilities in respect of unfunded vested benefits under Benefit Plans covered by Title IV of ERISA.

     "DEBTOR RELIEF LAWS" shall mean the Bankruptcy Code and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar debtor relief laws from time to time in effect affecting the rights of creditors generally.

     "DEFINITIVE NOTES" shall have the meaning set forth in Section 2.11.

     "DEPOSITOR" shall mean Sierra Deposit Company, LLC, a Delaware limited liability company, as depositor under the Pool Purchase Agreement.

     "DEPOSITORY AGREEMENT" shall mean, if applicable with respect to any Series or Class of Book-Entry Notes, the agreement among the Issuer, the Trustee and a Clearing Agency or, if applicable, the Foreign Clearing Agency.

     "DETERMINATION DATE" shall mean, with respect to any Payment Date, the second Business Day preceding such Payment Date or any other date designated as the Determination Date for a Series under the applicable Series Supplement.

     "DUE PERIOD" shall mean, for any Payment Date, the immediately preceding calendar month or any other period designated as the Due Period for a Series under the applicable Series Supplement.

     "EFI" shall mean EFI Development Funding, Inc., a wholly-owned indirect subsidiary of Cendant, and its successors and assigns.

     "ELIGIBLE INSTITUTION" shall mean any depository institution the short term unsecured senior indebtedness of which is rated at least "F-l" by Fitch, "A-l" by S&P or "P-l" by Moody's,

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and the long term unsecured indebtedness rating of which is rated at least "A"
by Fitch, "A" by S&P or "A-2" by Moody's.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

     "ERISA AFFILIATE" shall mean with respect to any Person, (i) any corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as such Person; (ii) a trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the Code) with such Person; or (iii) a member of the same affiliated service group (within the meaning of Section 414(n) of the Code) as such Person, any corporation described in clause (i) or any trade or business described in clause (ii).

     "ERISA LIABILITIES" shall have the meaning set forth in Section 4.2(g).

     "EUROCLEAR OPERATOR" shall mean Euroclear Bank S.A./N.V., as operator of the Euroclear System, and its successor and assigns in such capacity.

     "EUROCLEAR PARTICIPANTS" shall mean the participants of the Euroclear System, for which the Euroclear System holds securities.

     "EVENT OF DEFAULT" shall mean, with respect to any Series, each event which is stated to constitute an Event of Default under the applicable Series Supplement.

     "EXCHANGE ACT" shall mean the U. S. Securities Exchange Act of 1934, as amended.

     "FAC" shall mean Fairfield Acceptance Corporation-Nevada, a Delaware corporation domiciled in Nevada and a wholly-owned subsidiary of FRI.

     "FACILITY DOCUMENTS" shall mean, collectively, this Agreement, the Series Supplements, the Purchase Agreements, the Series Purchase Supplements, the Pool Purchase Agreement, the Series Pool Purchase Supplements, the Custodial Agreements, the Lockbox Agreements, the Title Clearing Agreements, the Loan Conveyance Documents, the Collateral Agency Agreement, the Administrative Services Agreements, the Financing Statements and all other agreements, documents and instruments delivered pursuant thereto or in connection therewith, and "FACILITY DOCUMENT" shall mean any of them.

     "FINANCING STATEMENTS" shall mean, collectively, the UCC financing statements and the amendments thereto to be executed and delivered in connection with any of the transactions contemplated hereby or any of the other Facility Documents.

     "FITCH" shall mean Fitch, Inc. or any successor thereto.

     "FOREIGN CLEARING AGENCY" shall mean Clearstream and the Euroclear
Operator.

     "FRI" shall mean Fairfield Resorts, Inc., a Delaware corporation and its successors and assigns.

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     "GAAP" shall mean generally accepted accounting principles as in effect from time to time in the United States.

     "GLOBAL NOTE" shall have the meaning specified in Section 2.14.

     "GRANT" shall mean, as to any asset or property, to pledge, assign and grant a security interest in such asset or property. A Grant of any item of Series Collateral shall include all rights, powers and options of the Granting party thereunder or with respect thereto, including without limitation the immediate and continuing right to claim, collect, receive and give receipt for principal, interest and other payments in respect of such item of Series Collateral, principal and interest payments and receipts in respect of the Permitted Investments, Insurance Proceeds, purchase prices and all other monies payable thereunder and all income, proceeds, products, rents and profits thereof, to give and receive notices and other communications, to make waivers or other agreements, to exercise all such rights and options, to bring Proceedings in the name of the Granting party or otherwise, and generally to do and receive anything which the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

     "INITIAL CLOSING DATE" shall mean August 29, 2002.

     "INSOLVENCY EVENT" shall mean, with respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable Debtor Relief Law now or hereafter in effect, or the filing of a petition against such Person in an involuntary case under any applicable Debtor Relief Law now or hereafter in effect, which case remains unstayed and undismissed within 30 days of such filing, or the appointing of a receiver, conservator, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the ordering of the winding-up or liquidation of such Person's business; or (b) the commencement by such Person of a voluntary case under any applicable Debtor Relief Law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such Debtor Relief Law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due or the admission by such Person of its inability to pay its debts generally as they become due.

     "INSOLVENCY PROCEEDING" shall mean any proceeding relating to an Insolvency Event.

     "INSTALLMENT CONTRACT" shall mean an installment sale contract as defined in the applicable Purchase Agreement.

     "INSURANCE PROCEEDS" shall have the meaning assigned to that term in the applicable Purchase Agreement.

     "INVESTMENT COMPANY ACT" shall mean the U.S. Investment Company Act of 1940, as amended.

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     "ISSUER" shall mean Sierra Receivables Funding Company, LLC, a Delaware limited liability company and its successors and assigns.

     "ISSUER ORDER" shall mean a written order or request dated and signed in the name of the Issuer by an Authorized Officer of the Issuer.

     "LIEN" shall mean any mortgage, security interest, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC (other than any such financing statement filed for informational purposes only) or comparable law of any jurisdiction to evidence any of the foregoing.

     "LLC AGREEMENT" shall mean the Limited Liability Agreement of Sierra Receivables Funding Company, LLC dated as of August 29, 2002 as amended, supplemented, restated or otherwise modified from time to time.

     "LOAN" shall mean each loan, installment contract or contract for deed or contract or note secured by a mortgage, deed or trust, vendor's lien or retention of title originated or acquired by a Seller and relating to the sale of one or more Timeshare Properties.

     "LOAN BALANCE" shall mean the outstanding principal balance due under or in respect of a Pledged Loan.

     "LOAN CONVEYANCE DOCUMENTS" shall mean, with respect to any Pledged Loan,
(a) the Purchase Agreement, Series Purchase Supplement or assignment of additional loans under which such Pledged Loan was transferred from the Seller to the Depositor, (b) the Pool Purchase Agreement, Series Pool Purchase Supplement or assignment of additional loans under which such Pledged Loan was transferred from the Depositor to the Issuer, (c) the applicable Series Supplement or Supplemental Grant pursuant to which the Pledged Loan is Granted to the Collateral Agent for the benefit of the Trustee and (d) any such other releases, documents, instruments or agreements as may be required by the Depositor, the Issuer, the Collateral Agent or the Trustee in order to more fully effect the transfer or Grant (including any prior assignments) of such Pledged Loan and any related Pledged Assets from the Originator to the Depositor, from the Depositor to the Issuer and from the Issuer to the Collateral Agent or the Trustee.

     "LOAN DOCUMENTS" shall mean, with respect to any Pledged Loan have the meaning assigned to that term in the Purchase Agreement under which such Pledged Loan was transferred from the Seller to the Depositor.

     "LOAN FILE" shall, with respect to any Pledged Loan, have the meaning assigned to that term in the Purchase Agreement under which such Pledged Loan was transferred from the Seller to the Depositor.

     "LOAN RATE" shall mean the annual rate at which interest accrues on any Pledged Loan, as modified from time to time in accordance with the terms of any related Credit Standards and Collection Policies.

     "LOAN SCHEDULE" shall, with respect to any Series, mean the Loan Schedule described in the Series Purchase Supplement for that Series or if Pledged Loans for such Series are sold under more than one Purchase Agreement, the Loan Schedules described in all of the applicable Series Purchase Supplements and all revisions thereto.

     "LOCKBOX ACCOUNT" shall mean any of the accounts established pursuant to a Lockbox Agreement.

     "LOCKBOX AGREEMENT" shall have the meaning assigned to such term in the applicable Purchase Agreement.

     "LOCKBOX BANK" shall mean any of the commercial banks holding one or more Lockbox Accounts.

     "LOT" shall mean a fully or partially developed parcel of real estate.

     "MAJOR CREDIT CARD" shall mean a credit card issued by any VISA USA, Inc., MasterCard International Incorporated, American Express Company, Discover Bank or Diners Club International Ltd. credit card entity.

     "MAJORITY HOLDERS" shall mean with respect to all Notes issued and outstanding, the Holders of fifty-one percent or more of the Aggregate Principal Amount of all Notes and, with respect to any Series, the Holders of fifty-one percent or more of the Aggregate Principal Amount of that Series.

     "MASTER SERVICER" shall mean Fairfield Acceptance Corporation - Nevada or, if the conditions set forth in Section 5.12 are satisfied, Trendwest, in either case in its capacity as master servicer pursuant to this Agreement and, after any Service Transfer, the Successor Master Servicer.

     "MATERIAL ADVERSE EFFECT" shall mean, with respect to any Person and any event or circumstance, a material adverse effect on:

          (a) the business, properties, operations or condition (financial or otherwise) of any of such Person;

          (b) the ability of such Person to perform its respective obligations under any of the Facility Documents to which it is a party;

          (c) the validity or enforceability of, or collectibility of amounts payable under, this Agreement or any of the Facility Documents to which it is a party;

          (d) the status, existence, perfection or priority of any Lien arising through or under such Person under any of the Facility Documents to which it is a party; or

          (e) the value, validity, enforceability or collectibility of the Pledged Loans with respect to any Series or any of the other Pledged Assets with respect to any Series.

     "MEMBER" shall have the meaning assigned thereto in the LLC Agreement.

     "MONTHLY MASTER SERVICER FEE" shall mean, in respect of any Payment Date, with respect to each Series, the Monthly Master Servicer Fee for the preceding Due Period, calculated as provided in the related Series Supplement.

     "MONTHLY SERVICING REPORT" shall mean each monthly report prepared by the Master Servicer as provided in Section 6.2 and in the Series Supplements.

     "MOODY'S" shall mean Moody's Investors Service, Inc. or any successor thereto.

     "MORTGAGE" shall mean any mortgage, deed of trust, purchase money deed of trust or deed to secure debt encumbering the related Timeshare Property, granted by the related Obligor to the Originator of a Loan to secure payments or other obligations under such Loan.

     "MULTIEMPLOYER PLAN" shall have the meaning set forth in Section 3(37) of ERISA.

     "NOMINEE" shall have the meaning set forth in the Purchase Agreements.

     "NOTES" shall mean all Series of Notes issued by the Issuer pursuant to this Agreement and the respective Series Supplements.

     "NOTE REGISTER" shall have the meaning specified in Section 2.5.

     "NOTE REGISTRAR" shall have the meaning specified in Section 2.5.

     "NOTEHOLDER" or "HOLDER" shall mean the Person in whose name a Note is registered in the Note Register.

     "OBLIGOR" shall mean, with respect to any Loan, the Person or Persons obligated to make Scheduled Payments thereon.

     "OFFICER'S CERTIFICATE" shall mean, unless otherwise specified in this Agreement, a certificate delivered to the Trustee signed by any Vice President or more senior officer of the Issuer or the Master Servicer, as the case may be, or, in the case of a Successor Master Servicer, a certificate signed by any Vice President or more senior officer or the financial controller (or an officer holding an office with equivalent or more senior responsibilities) of such Successor Master Servicer, and delivered to the Trustee.

     "OPINION OF COUNSEL" shall mean a written opinion of counsel who may be counsel for, or an employee of, the Person providing the opinion and who shall be reasonably acceptable to the Trustee.

     "ORIGINATOR," with respect to any Pledged Loan, shall have the meaning assigned to such term in applicable Purchase Agreement or if such term is not so defined, the entity which originates or acquires Loans and transfers such Loans directly or through a Seller to the Depositor.

     "PAC" shall mean an arrangement whereby an Obligor makes Scheduled Payments under a Loan via pre-authorized debit.

     "PAYING AGENT" shall mean, with respect to any Series of Notes, the Trustee or any successor thereto, in its capacity as paying agent.

     "PAYMENT DATE" shall mean the 13th day of each calendar month, or, if such 13th day is not a Business Day, the next succeeding Business Day or, with respect to any Series such other date as is specified in the related Series Supplement.

     "PERFORMANCE GUARANTOR" shall mean Cendant Corporation, a Delaware corporation.

     "PERMITTED ENCUMBRANCES" shall, with respect to any Pledged Loan, have the meaning assigned to that term in the Purchase Agreement under which such Pledged Loan was transferred from the Seller to the Depositor.

     "PERMITTED INVESTMENTS" shall mean (i) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof having maturities on or before the first Payment Date after the date of acquisition; (ii) time deposits and certificates of deposit having maturities on or before the first Payment Date after the date of acquisition, maintained with or issued by any commercial bank having capital and surplus in excess of $500,000,000 and having a short term senior unsecured debt rating of at least "F-l" by Fitch, "A-1" by S&P or "P-l" by Moody's; (iii) repurchase agreements having maturities on or before the first Payment Date after the date of acquisition for underlying securities of the types described in clauses (i) and (ii) above or clause (iv) below with any institution having a short term senior unsecured debt rating of at least "F-l" by Fitch, "A-l" by S&P, or "P-l" by Moody's; (iv) commercial paper maturing on or before the first Payment Date after the date of acquisition and having a short term senior unsecured debt rating of at least "F-l" by Fitch, "A-l" by S&P or "P-l" by Moody's; (v) money market funds rated "Aaa" by Moody's which invest solely in any of the foregoing, including any such funds in which the Trustee or an Affiliate of the Trustee acts as an investment advisor or provides other investment related services; and (vi) with respect to any Series Accounts any other investments permitted by the applicable Series Supplement; PROVIDED, HOWEVER, that no obligation of any Seller shall constitute a Permitted Investment.

     "PERSON" shall mean any person or entity including any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, governmental entity or other entity or organization of any nature, whether or not a legal entity.

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     "PLAN" shall mean an employee benefit plan or other retirement arrangement subject to ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time.

     "PLAN INSOLVENCY" shall mean, with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

     "PLEDGED LOAN" shall mean a Loan listed on a Loan Schedule.

     "PLEDGED ASSETS" shall mean with respect to any Series the assets designated in the related Series Supplement as the "Series ____ Pledged Assets."

     "POA" shall have the meaning assigned thereto in the applicable Purchase Agreement.

     "POOL ASSETS" shall have the meaning set forth in the Pool Purchase Agreement.

     "POOL PURCHASE AGREEMENT" shall mean the purchase agreement dated August 29, 2002 by and between the Depositor and the Issuer.

     "POST OFFICE BOX" shall mean each post office box to which Obligors are directed to mail payments in respect of the Pledged Loans.

     "PRIMARY CUSTODIAL DOCUMENTS" shall have the meaning specified in Section 4.1(k).

     "PRINCIPAL AMOUNT" shall mean the initial principal amount of a Series, plus additional principal amounts issued as part of that Series less principal payments previously paid as of such date.

     "PROCEEDING" shall have the meaning specified in Section 9.3.

     "PURCHASE" shall mean a purchase (whether by means of cash payment, delivery of a note or capital contribution) of Pledged Loans and any related Pool Assets by the Issuer from the Depositor pursuant to the Pool Purchase Agreement.

     "PURCHASE AGREEMENT" shall have the meaning assigned thereto in the Pool Purchase Agreement.

     "RATING AGENCY" shall mean, with respect to any outstanding Series or Class of a Series, each statistical rating agency, as specified in the applicable Series Supplement, selected by the Issuer to rate the Notes of such Series or Class.

     "RATING AGENCY CONDITION" shall mean, with respect to any action, that each Rating Agency shall have notified the Issuer and the Trustee in writing that such action will not result in a reduction or withdrawal of the then existing rating of any outstanding Series or Class with respect to which it is a Rating Agency; provided, however, that if such Series or Class has not been rated, the Rating Agency Condition with respect to any such action shall be defined in the related Series Supplement or, if not defined therein, shall not apply.

     "RECORD DATE" shall mean the date on which Noteholders entitled to receive a payment of interest or principal on the succeeding Payment Date are determined, such date as to any Payment Date being the day preceding such Payment Date (or if such day is not a Business Day, the next preceding Business
Day) except as otherwise provided with respect to any Series or Class of a Series in the related Series Supplement.

     "RECORDS" shall, with respect to any Pledged Loan, have the meaning assigned thereto in the applicable Purchase Agreement.

     "REGISTERED NOTES" shall have the meaning set forth in Section 2.1.

     "RELEASE PRICE" shall mean, with respect to a Pledged Loan of a Series, the Release Price for that Loan as specified in the applicable Series Supplement.

     "REORGANIZATION" shall mean, with respect to any Multiemployer Plan, the condition that such Plan is in reorganization within the meaning of Section 4241 of ERISA.

     "REPORTABLE EVENT" shall mean any of the events described in Section 4043 of ERISA.

     "RESORT" shall have the meaning set forth in the applicable Purchase Agreement.

     "RESPONSIBLE OFFICER" shall mean any officer assigned to the Corporate Trust Office (or any successor thereto), including any Vice President, Assistant Vice President, Trust Officer, any Assistant Secretary, any trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers, in each case having direct responsibility for the administration of this Agreement.

     "S&P" shall mean Standard & Poor's Ratings Services or any successor thereto.

     "SALE" shall have the meaning specified in Section 9.13(a).

     "SCHEDULED PAYMENT" shall mean the scheduled monthly payment of principal and interest on a Pledged Loan.

     "SECURITIES ACT" shall mean the U.S. Securities Act of 1933, as amended.

     "SELLER" shall, with respect to each Purchase Agreement, have the meaning assigned to that term in such Purchase Agreement.

     "SERIES" shall mean any series of Notes issued pursuant to this Agreement and a related Series Supplement.

     "SERIES ACCOUNT" shall mean any deposit, trust, escrow or similar account maintained for the benefit of the Noteholders of any Series or Class, as specified in any Series Supplement.

     "SERIES COLLATERAL" shall mean the collateral Granted to the Collateral Agent for the benefit of the Trustee to secure the Notes of any Series and to secure any other obligations described in the related Series Supplement.

     "SERIES ENHANCEMENT" shall mean the rights and benefits provided to the Noteholders of any Series or Class pursuant to any letter of credit, surety bond, cash collateral guaranty, cash collateral account, insurance policy, spread account, reserve account, guaranteed rate agreement, maturity liquidity facility, tax protection agreement, interest rate swap agreement, interest rate cap agreement, currency exchange agreement, other derivative securities agreement or other similar arrangement. The subordination of any Class or Series to another Class or Series shall be a Series Enhancement.

     "SERIES ENHANCER" shall mean the Person or Persons providing any Series Enhancement, other than (except to the extent otherwise provided with respect to any Series in the Series Supplement for such Series) the Noteholders of any Class or Series which is subordinated to another Class or Series.

     "SERIES ISSUANCE DATE" shall mean, with respect to any Series, the date on which the Notes of such Series are to be originally issued in accordance with
Section 2.10 and the related Series Supplement.

     "SERIES POOL PURCHASE SUPPLEMENT" shall mean with respect to any Series, the supplement to the Pool Purchase Agreement which provides for the sale of Loans to the Issuer which Loans will provide the collateral for such Series.

     "SERIES PURCHASE SUPPLEMENT" shall mean with respect to any Series, each of the supplements to the respective Purchase Agreements which supplements provide for the sale of Loans to the Depositor which Loans will provide the collateral for such Series.

     "SERIES SUPPLEMENT" shall mean with respect to any Series, the Supplement to this Agreement which sets forth the terms of such Series.

     "SERVICER DEFAULT" shall mean the defaults specified in Section 10.1.

     "SERVICE TRANSFER" shall have the meaning set forth in Section 10.1.

     "SERVICING OFFICER" shall mean any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Loans whose name appears on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may be amended from time to time.

     "SUBSERVICER" shall mean each entity which enters into a Subservicing Agreement with the Master Servicer and agrees to service all or a portion of the Pledged Loans.

     "SUBSERVICING AGREEMENT" shall mean either the agreement between the Master Servicer and Equivest Capital, Inc. relating to the servicing of Pledged Loans originated by EFI, the agreement between the Master Servicer and Trendwest relating to the servicing of Pledged Loans originated by Trendwest or if FAC is no longer the Master Servicer, the agreement between the Master Servicer and FAC relating to the servicing of the Pledged Loans originated by FAC or, with respect to any other Seller, the agreement between the Master Servicer and such Seller relating to the servicing of the Pledged Loans originated by such Seller.

     "SUBSIDIARY" shall mean, as to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the Board of Directors or other Persons performing similar functions are at the time directly or indirectly owned by such Person.

     "SUCCESSOR MASTER SERVICER" shall have the meaning set forth in Section
10.2.

     "SUPPLEMENT" shall mean any Series Supplement and any other documents executed under the terms of Section 13.1 in connection with this Agreement which amend or supplement the terms hereof.

     "TERMINATION DATE" shall have the meaning specified in Section 12.1.

     "TERMINATION NOTICE" shall have the meaning specified in Section 10.1.

     "TIMESHARE PROPERTY" shall have the meaning assigned thereto in the applicable Purchase Agreement.

     "TIMESHARE PROPERTY REGIME" shall have the meaning assigned thereto in the applicable Purchase Agreement.

     "TIMESHARE UPGRADE" shall have the meaning assigned thereto in the applicable Purchase Agreement.

     "TITLE CLEARING AGREEMENT" shall have the meaning assigned thereto in the applicable Purchase Agreement.

     "TRENDWEST" shall mean Trendwest Resorts, Inc., an Oregon corporation, a wholly-owned indirect subsidiary of Cendant, and its successors and assigns.

     "TRUSTEE" shall mean Wachovia Bank, National Association or its successor in interest, or any successor trustee appointed as provided in this Agreement.

     "TRUSTEE FEE LETTER" shall mean the schedule of fees attached as Schedule 1, and all amendments thereof and supplements thereto.

     "UCC" shall mean the Uniform Commercial Code, as amended from time to time, as in effect in any applicable jurisdiction.

     "UDI" shall have the meaning assigned thereto in the respective Purchase Agreements.

     Section 1.2    OTHER DEFINITIONAL PROVISIONS.

     (a) With respect to terms used in this Agreement and not otherwise defined herein such terms shall have the meanings ascribed to them in the Pool Purchase Agreement.

     (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant thereto unless otherwise defined therein.

     (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in
Section 1.1, and accounting terms partly defined in Section 1.1 to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles and as in effect from time to time. To the extent that the definitions of accounting terms herein are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained herein or in any such certificate or other document shall control.

     (d) Any reference to each Rating Agency shall only apply to any specific rating agency if such rating agency is then rating any outstanding Series or Class of a Series.

     (e) Unless otherwise specified, references to any amount as on deposit or outstanding on any particular date shall mean such amount at the close of business on such day.

     (f) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Article, Section, subsection, Schedule and Exhibit references contained in this Agreement are references to Articles, Sections, subsections, Schedules and Exhibits in or to this Agreement unless otherwise specified.

     Section 1.3    INTENT AND INTERPRETATION OF DOCUMENTS

     The arrangement by this Agreement, the Series Supplements, the Purchase Agreements and the Series Purchase Supplements, the Pool Purchase Agreement and the Series Pool Purchase Supplements, the Custodial Agreements, the Collateral Agency Agreement and the other Facility Documents is intended not to be a taxable mortgage pool for federal income tax purposes, and is intended to constitute a sale of the Loans by the applicable Seller to the Depositor for commercial law purposes. Each of the Depositor and the Issuer are and are intended to be a legal entity separate and distinct from each Seller for all purposes other than tax purposes. This Agreement and the other Facility Documents shall be interpreted to further these intentions.

                                   ARTICLE II

                                    THE NOTES

     Section 2.1    FORM GENERALLY.

     The Notes of any Series or Class shall be issued in fully registered form without interest coupons (the "REGISTERED NOTES") unless the applicable Series Supplement provides, in accordance with then applicable laws, that such Notes be issued in bearer form ("BEARER NOTES") with attached interest coupons and a special coupon (collectively the "COUPONS"). Such Registered Notes or Bearer Notes, as the case may be, shall be substantially in the form provided in the applicable Series Supplement with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement or the applicable Series Supplement, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of such Notes. Any portion of the text of any Note may be set forth on the reverse or subsequent pages thereof, with an appropriate reference thereto on the face of the Note.

     The Notes shall be typewritten, word processed, printed, lithographed or engraved or produced by any combination of these methods, all as determined by the officers executing such Notes, as evidenced by their execution of such Notes. If specified in any Series Supplement, the Notes of any Series or Class shall be issued upon initial issuance as one or more notes evidencing the aggregate original principal amount of such Series or Class as described in
Section 2.10.

     All Notes shall be dated as provided in the applicable Series Supplement.

     Section 2.2    DENOMINATIONS.

     Except as otherwise specified in the related Series Supplement and the Notes, each Class of Notes of each Series shall be issued in fully registered form in minimum amounts of U.S. $1,000 and in integral multiples of U.S. $1,000 in excess thereof (except that one Note of each Class may be issued in a different amount, so long as such amount exceeds the applicable minimum denomination for such Class).

     Section 2.3    EXECUTION, AUTHENTICATION AND DELIVERY.

     Each Note shall be executed by manual or facsimile signature on behalf of the Issuer by an Authorized Officer of the Issuer.

     Notes bearing the manual or facsimile signature of an individual who was, at the time when such signature was affixed, authorized to sign on behalf of the Issuer shall not be rendered invalid, notwithstanding the fact that such individual ceased to be so authorized prior to the authentication and delivery of such Notes or does not hold such office at the date of issuance such Notes.

     At any time and from time to time after the execution and delivery of this Agreement, the Issuer may deliver Notes executed by the Issuer to the Trustee for authentication and delivery, and the Trustee shall authenticate and deliver such Notes as provided in this Agreement or the related Series Supplement and not otherwise.

     No Note shall be entitled to any benefit under this Agreement or the applicable Series Supplement or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein or in the related Series Supplement executed by or on behalf of the Trustee by the manual signature of a duly authorized signatory, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

     Section 2.4    AUTHENTICATION AGENT.

     (a) The Trustee may appoint one or more Authentication Agents with respect to the Notes which shall be authorized to act on behalf of the Trustee in authenticating the Notes in connection with the issuance, delivery, registration of transfer, exchange or repayment of the Notes. Whenever reference is made in this Agreement to the authentication of Notes by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an Authentication Agent and a certificate of authentication executed on behalf of the Trustee by an Authentication Agent. Each Authentication Agent must be acceptable to the Issuer and the Master Servicer.

     (b) Any institution succeeding to the corporate agency business of an Authentication Agent shall continue to be an Authentication Agent without the execution or filing of any power or any further act on the part of the Trustee or such Authentication Agent.

     (c) An Authentication Agent may at any time resign by giving notice of resignation to the Trustee and to the Issuer. The Trustee may at any time terminate the agency of an Authentication Agent by giving notice of termination to such Authentication Agent and to the Issuer and the Servicer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an Authentication Agent shall cease to be acceptable to the Trustee or the Issuer, the Trustee may promptly appoint a successor Authentication Agent. Any successor Authentication Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authentication Agent. No successor Authentication Agent shall be appointed unless acceptable to the Issuer and the Master Servicer.

     (d) The Issuer agrees to pay to each Authentication Agent from time to time reasonable compensation for its services under this Section 2.4.

     (e) The provisions of Sections 11.1 and 11.3 shall be applicable to any Authentication Agent.

     (f) Pursuant to an appointment made under this Section 2.4, the Notes may have endorsed thereon, in lieu of or in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in substantially the following form:

     "This is one of the Notes described in the within-mentioned Agreement.

                                               --------------------------------

                                               --------------------------------
                                               as Authentication Agent
                                               for the Trustee


                                               By:
                                                   ----------------------------
                                               Authorized Signatory"


     Section 2.5    REGISTRATION OF TRANSFER AND EXCHANGE OF NOTES.

     (a) The Issuer shall cause to be kept at the Corporate Trust Office, a register (the "NOTE REGISTER") in which, subject to such reasonable regulations as it may prescribe, the registration of Notes and the registration of transfers of Notes shall be provided. A note registrar (which may be the Trustee) (in such capacity, the "NOTE REGISTRAR") shall provide for the registration of Registered Notes and transfers and exchanges of Registered Notes as herein provided. The Note Registrar shall initially be the Trustee. Any reference in this Agreement to the Note Registrar shall include any co-note registrar unless the context requires otherwise.

     The Trustee may revoke such appointment and remove any Note Registrar if the Trustee determines in its sole discretion that such Note Registrar failed to perform its obligations under this Agreement in any material respect. Any Note Registrar shall be permitted to resign as Note Registrar upon thirty (30) days' notice to the Issuer and the Trustee; provided, however, that such resignation shall not be effective and such Note Registrar shall continue to perform its duties as Note Registrar until the Trustee has appointed a successor Note Registrar (which may be the Trustee) reasonably acceptable to the Issuer.

     Upon surrender for registration of transfer or exchange of any Registered Note at any office or agency of the Note Registrar maintained for such purpose, subject to any transfer restrictions contained in the applicable Series Supplement, one or more new Registered Notes (of the same Series and Class) in authorized denominations of like tenor and aggregate principal amount shall be executed, authenticated and delivered, in the name of the designated transferee or transferees.

     At the option of a Registered Noteholder, subject to the provisions of this
Section 2.5 and any restrictions contained in the applicable Series Supplement, Registered Notes (of the same Series and Class) may be exchanged for other Registered Notes of authorized denominations of like tenor and aggregate principal amount, upon surrender of the Registered Notes to be exchanged at any such office or agency; Registered Notes, including Registered Notes received in exchange for Bearer Notes, may not be exchanged for Bearer Notes. At the option of the Holder of a Bearer Note, subject to applicable laws and regulations, Bearer Notes may be exchanged for other Bearer Notes or Registered Notes (of the same Series and Class) of authorized denominations of like tenor and aggregate principal amount, upon surrender of the

Bearer Notes to be exchanged at an office or agency of the Note Registrar located outside the United States. Each Bearer Note surrendered pursuant to this Section shall have attached thereto all unmatured Coupons.

     All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Agreement, and the applicable Series Supplement, as the Notes surrendered upon such registration of transfer or exchange.

     The preceding provisions of this Section 2.5(a) notwithstanding, the Trustee or the Note Registrar, as the case may be, shall not be required to register the transfer of or exchange any Note for a period of fifteen (15) days preceding the due date for any payment with respect to the Note.

     Whenever any Notes are so surrendered for exchange, subject to any restrictions contained in the applicable Series Supplement, the Issuer shall execute and the Trustee shall authenticate and deliver (in the case of Bearer Notes, outside the United States) the Notes which the Noteholder making the exchange is entitled to receive. Every Note presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in a form satisfactory to the Trustee or the Note Registrar duly executed by the Noteholder or the attorney-in-fact thereof duly authorized in writing.

     No service charge shall be made for any registration of transfer or exchange of Notes, but the Note Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any such transfer or exchange.

     All Notes (together with any Coupons) surrendered for registration of transfer and exchange or for payment shall be canceled and disposed of in a manner satisfactory to the Trustee. The Trustee shall cancel and destroy any Global Note upon its exchange in full for definitive Notes and shall deliver a certificate of destruction to the Issuer. Such certificate shall also state that a certificate or certificates of a Foreign Clearing Agency referred to in the applicable Series Supplement was received with respect to each portion of the Global Note exchanged for definitive Notes.

     The Issuer shall execute and deliver to the Trustee Notes in such amounts and at such times as are necessary to enable the Trustee to fulfill its responsibilities under this Agreement, the Series Supplements and the Notes.

     (b) The Note Registrar will maintain at its expense in the Borough of Manhattan, The City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange (except that Bearer Notes may not be surrendered for exchange at any such office or agency in the United States or its territories and possessions).

     Section 2.6    MUTILATED, DESTROYED, LOST OR STOLEN NOTES.

     If (a) any mutilated Note (together, in the case of Bearer Notes, with all unmatured Coupons (if any) appertaining thereto) is surrendered to the Note Registrar, or the Note Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (b) in case of

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destruction, loss or theft there is delivered to the Note Registrar such security or indemnity as may be required by it to hold the Issuer, the Note Registrar and the Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Trustee that such Note has been acquired by a protected purchaser (as defined in the New York UCC), the Issuer shall execute, and the Trustee shall authenticate and the Note Registrar shall deliver (in the case of Bearer Notes, outside the United States), in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of like tenor and aggregate principal amount, bearing a number not contemporaneously outstanding; provided, however, that if any such mutilated, destroyed, lost or stolen Note shall have become or within seven days shall be due and payable, or shall have been selected or called for redemption, instead of issuing a replacement Note, the Issuer may pay such Note without surrender thereof, except that any mutilated Note shall be surrendered. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a protected purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a protected purchaser and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Trustee in connection therewith.

     In connection with the issuance of any replacement Note under this Section 2.6, the Issuer or the Note Registrar may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the reasonable fees and expenses of the Trustee or the Note Registrar) connected therewith.

     Any replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute complete and indefeasible evidence of a debt of the Issuer, as if originally issued, whether or not the destroyed, lost or stolen Note shall be found at any time, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Notes duly issued hereunder.

     The provisions of this Section 2.6 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

     Section 2.7    PERSONS DEEMED OWNERS.

     The Trustee, the Paying Agent, the Note Registrar, the Depositor, the Issuer and any agent of any of them may (a) prior to due presentation of a Registered Note for registration of transfer, treat the Person in whose name any Registered Note is registered as the owner of such Registered Note for the purpose of receiving distributions pursuant to the terms of the applicable Series Supplement and for all other purposes whatsoever, and (b) treat the bearer of a Bearer Note or Coupon as the owner of such Bearer Note or Coupon for the purpose of receiving distributions pursuant to the terms of the applicable Series Supplement and for all other purposes whatsoever; and, in any such case, neither the Trustee, the Paying Agent, the Note Registrar, the Depositor, the Issuer nor any agent of any of them shall be affected by any notice to the contrary.

     Section 2.8    APPOINTMENT OF PAYING AGENT.

     The Paying Agent shall make distributions to Noteholders from the applicable Collection Account or other applicable Series Account pursuant to the provisions of the applicable Series Supplement and shall report the amounts of such distributions to the Issuer. Any Paying Agent shall have the revocable power to withdraw funds from the applicable Collection Account or applicable Series Account for the purpose of making the distributions referred to above. The Issuer may revoke such power and remove the Paying Agent if the Issuer determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. The Issuer reserves the right at any time to vary or terminate the appointment of a Paying Agent for the Notes, and to appoint additional or other Paying Agents, provided that it will at all times maintain the Trustee as a Paying Agent. In the event that any Paying Agent shall resign, the Issuer may appoint a successor to act as Paying Agent. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

     Section 2.9    CANCELLATION.

     All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Issuer may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any lawful manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Agreement. All cancelled Notes held by the Trustee shall be destroyed unless the Issuer shall direct by a timely order that they be returned to it.

     Section 2.10   NEW ISSUANCES.

     (a) Pursuant to one or more Series Supplements, the Issuer may from time to time issue one or more new Series of Notes. The total principal amount of Notes that may be authenticated and delivered and Outstanding under this Agreement is not limited.

     (b) On or before the Series Issuance Date relating to any new Series, the parties hereto will execute and deliver a Series Supplement which will specify the terms of such new Series. The terms of such Series Supplement may modify or amend the terms of this Agreement solely as applied to such new Series. Subject to the conditions set forth in the Series Supplement, the Trustee shall execute the Series Supplement and the Issuer shall execute the Notes of such Series and deliver the Notes to the Trustee for authentication and delivery.

     Section 2.11   BOOK-ENTRY NOTES.

     If so specified in any related Series Supplement for any Series or Class, the Notes of that Series or Class, upon original issuance, shall be issued in the form of one or more Notes representing the Book-Entry Notes, to be delivered to the Clearing Agency or Foreign Clearing Agency on behalf of the Issuer. If issued as Book-Entry Notes, such Notes shall initially be registered on the Note Register in the name of the Clearing Agency or Foreign Clearing Agency or its nominee, and no beneficial owner will receive a definitive note representing such beneficial owner's interest in the Notes, except as provided in Section
2.13. In such case and until definitive, fully registered Notes ("DEFINITIVE NOTES") have been issued to the applicable beneficial owners pursuant to Section
2.13 or as otherwise specified in any such Series Supplement:

          (a) the provisions of this Section 2.11 shall be in full force and effect with respect to each such Series or Class;

          (b) the Issuer, the Depositor and the Trustee shall be entitled to deal with the Clearing Agency or Foreign Clearing Agency for all purposes of this Agreement (including the meaning of distributions) as the authorized representatives of the beneficial owners;

          (c) to the extent that the provisions of this Section 2.11 conflict with any other provisions of this Agreement or the applicable Series Supplement, the provisions of this Section 2.11 shall control with respect to each such Series or Class; and

          (d) the rights of the respective owners of security entitlements to the Notes of each such Series or Class shall be exercised only through the Clearing Agency or Foreign Clearing Agency and the applicable Clearing Agency Participants and shall be limited to those established by law and agreements between such beneficial owners and the Clearing Agency or Foreign Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Depository Agreement applicable to a Series or Class, unless and until Definitive Notes of such Series or Class are issued pursuant to
     Section 2.13, the initial Clearing Agency shall make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the related Series or Class to such Clearing Agency Participants.

     For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Noteholders evidencing a specified percentage of the aggregate unpaid principal amount of Notes of a Series, such direction or consent may be given by beneficial owners (acting through the Clearing Agency and the Clearing Agency Participants) owning security entitlements to the Notes evidencing the requisite percentage of principal amount of Notes.

     Section 2.12   NOTICES TO CLEARING AGENCY OR FOREIGN CLEARING AGENCY.

     Whenever a notice or other communication is required to be given to the Noteholders of any Series or Class with respect to which Book-Entry Notes have been issued, unless and until Definitive Notes shall have been issued to the related beneficial owners pursuant to Section 2.13,

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

the Trustee shall give all such notices and communications to the Clearing Agency or Foreign Clearing Agency, as applicable.

     Section 2.13   DEFINITIVE NOTES.

     If Book-Entry Notes have been issued with respect to any Series or Class and (i) the Issuer, at its option, advises the Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or Foreign Clearing Agency with respect to such Series or Class or (ii) after the occurrence of a Servicer Default or an Event of Default, beneficial owners of such Series or Class representing not less than 50% of the principal amount of the Book-Entry Notes of such Series or Class advise the Trustee and the applicable Clearing Agency or Foreign Clearing Agency in writing through the applicable Clearing Agency Participants that the continuation of a book-entry system with respect to the Notes of such Series or Class is no longer in the best interests of the beneficial owners of such Series or Class, then the Trustee shall notify all beneficial owners of such Series or Class, through the Clearing Agency or Foreign Clearing Agency, as applicable, of the occurrence of such event and of the availability of Definitive Notes to beneficial owners of such Series or Class. Upon surrender to the Trustee of such Notes by the Clearing Agency, accompanied by registration instructions from the applicable Clearing Agency for registration, the Issuer shall execute and the Trustee shall authenticate Definitive Notes of such Class and shall recognize the registered holders of such Definitive Notes as Noteholders under this Agreement. Neither the Issuer nor the Trustee shall be liable for any delay in delivery of such instructions, and the Issuer and the Trustee may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes of such Series, all references herein to obligations imposed upon or to be performed by the applicable Clearing Agency or Foreign Clearing Agency shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Notes, and the Trustee shall recognize the registered Holders of such Definitive Notes of such Series or Class as Noteholders of such Series or Class hereunder. Definitive Notes will be transferable and exchangeable at the offices of the Note Registrar.

     Section 2.14   GLOBAL NOTE.

     If specified in the related Series Supplement for any Series or Class, the Notes for such Series or Class will initially be issued in the form of a single temporary global Note (the "GLOBAL NOTE") in bearer form, without interest coupons, in the denomination of the entire aggregate principal amount of such Series or Class and substantially in the form set forth in the applicable Series Supplement. The Global Note will be executed by the Issuer and authenticated by the Trustee at the written direction of the Issuer upon the same conditions, in substantially the same manner and with the same effect as the Definitive Notes. The Global Note may be exchanged for Bearer or Registered Notes in definitive form, as provided in the related Series Supplement. Except as otherwise specifically provided in the Series Supplement, any Notes that are issued in bearer form shall be issued in accordance with the requirements of Section 163(f)(2) of the Code.

     Section 2.15   MEETINGS OF NOTEHOLDERS.

     To the extent and as more specifically provided by the Series Supplement for any Series issued in whole or in part in Bearer Notes, the Trustee may at any time call a meeting of the

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

Noteholders of such Series, for the purpose of approving, as provided in subsection 13.1(b), a modification of or amendment to, or obtaining a waiver of, any covenant or condition set forth in the applicable Series Supplement or this Agreement.

     Section 2.16 CONFIDENTIALITY. The Trustee and the Collateral Agent hereby agree not to disclose to any Person any of the names or addresses of the Obligor under any Pledged Loan or other information contained in the Loan Schedule or the data transmitted to the Trustee or the Collateral Agent hereunder, except
(i) as may be required by law, rule, regulation or order applicable to it or in response to any subpoena or other valid legal process, (ii) as may be necessary in connection with any request of any federal or state regulatory authority having jurisdiction over it or the National Association of Insurance Commissioners, (iii) in connection with the performance of its duties hereunder,
(iv) to a Successor Master Servicer appointed pursuant to Section 10.2, (v) in enforcing the rights of Noteholders and (vi) as requested by any Person in connection with the financing statements filed pursuant to this Agreement or any Series Supplement. The Trustee and the Collateral Agent hereby agree to take such measures as shall be reasonably requested by the Issuer of it to protect and maintain the security and confidentiality of such information. The Trustee and the Collateral Agent shall use reasonable efforts to provide the Issuer with written notice five days prior to any disclosure pursuant to this Section 2.16.

     Section 2.17 144A INFORMATION. The Issuer agrees to furnish to the Trustee, for each Noteholder or any prospective transferee of a Note at such Noteholder's (or transferee's) request, all information with respect to the Issuer or the Master Servicer, the Pledged Loans or the Notes required pursuant to Rule 144A promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended, to enable such Noteholder to effect resales of the Notes (or interests therein) pursuant to such rule.

                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE ISSUER

     Section 3.1 REPRESENTATIONS AND WARRANTIES REGARDING THE ISSUER. The Issuer hereby represents and warrants to the Trustee and the Collateral Agent on the date of execution of this Agreement and to Noteholders of a Series as of the Series Issuance Date or any Addition Date for that Series as follows:

     (a) DUE FORMATION AND GOOD STANDING. The Issuer is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware, and has full power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under each of the Facility Documents to which it is a party. The Issuer is duly qualified to do business and is in good standing as a foreign entity, and has obtained all necessary licenses and approvals in each jurisdiction in which failure to qualify or to obtain such licenses and approvals would render any Pledged Loan unenforceable by the Issuer or would otherwise have a Material Adverse Effect.

     (b) DUE AUTHORIZATION AND NO CONFLICT. The execution, delivery and performance by the Issuer of each of the Facility Documents to which it is a party, and the consummation by the Issuer of each of the transactions contemplated hereby and thereby, including without limitation the acquisition of the Pledged Loans under the Pool Purchase Agreement and the making of the Grants contemplated hereunder and under the Series Supplements, have in all cases been duly authorized by the Issuer by all necessary action, do not contravene (i) the Issuer's certificate of formation or the LLC Agreement, (ii) any existing law, rule or regulation applicable to the Issuer, (iii) any contractual restriction contained in any material indenture, loan or credit agreement, lease, mortgage, deed of trust, security agreement, bond, note, or other material agreement or instrument binding on or affecting the Issuer or its property or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting the Issuer or its property (except where such contravention would not have a Material Adverse Effect), and do not result in or require the creation of any Lien upon or with respect to any of its properties (except as provided in such Facility Documents); and no transaction contemplated hereby requires compliance with any bulk sales act or similar law. Each of the other Facility Documents to which the Issuer is a party have been duly executed and delivered by the Issuer.

     (c) GOVERNMENTAL AND OTHER CONSENTS. All approvals, authorizations, consents, orders of any court or governmental agency or body required in connection with the execution and delivery by the Issuer of any of the Facility Documents to which the Issuer is a party, the consummation by the Issuer of the transactions contemplated hereby or thereby, the performance by the Issuer of and the compliance by the Issuer with the terms hereof or thereof, have been obtained, except where the failure so to do would not have a Material Adverse Effect on the Issuer.

     (d) ENFORCEABILITY OF FACILITY DOCUMENTS. Each of the Facility Documents to which the Issuer is a party have been duly and validly executed and delivered by the Issuer and constitute the legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with their respective terms, except as enforceability may be subject to or limited by Debtor Relief Laws or by general principles of equity (whether considered in a suit at law or in equity).

     (e) NO LITIGATION. Except, with respect to a Series, as disclosed in a schedule to the Series Supplement for such Series, there are no proceedings or investigations pending or, to the best knowledge of the Issuer, threatened, against the Issuer before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement or any of the other Facility Documents, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any of the other Facility Documents, (iii) seeking any determination or ruling that would adversely affect the performance by the Issuer of its obligations under this Agreement or any of the other Facility Documents to which the Issuer is a party, (iv) seeking any determination or ruling that would adversely affect the validity or enforceability of this Agreement or any of the other Facility Documents or (v) seeking any determination or ruling which would be reasonably likely to have a Material Adverse Effect on the Issuer.

     (f) USE OF PROCEEDS. All proceeds of the issuance of the Notes shall be used by the Issuer to acquire Loans from the Depositor under the Pool Purchase Agreement, to pay costs related to the issuance of the Notes, to pay principal and/or interest on any Notes or to otherwise fund costs and expenses permitted to be paid under the terms of the Facility Documents.

     (g) GOVERNMENTAL REGULATIONS. The Issuer is not (1) an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, or (2) a "public utility company" or a "holding company," a "subsidiary company" or an "affiliate" of any public utility company within the meaning of Section 2(a)(5), 2(a)(7), 2(a)(8)or 2(a)(11) of the Public Utility Holding Company Act of 1935, as amended.

     (h) MARGIN REGULATIONS. The Issuer is not engaged, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" (as each of the quoted terms is defined or used in any of Regulations T, U or X of the Board of Governors of the Federal Reserve System, as in effect from time to time). No part of the proceeds of any of the Notes has been used for so purchasing or carrying margin stock or for any purpose which violates, or which would be inconsistent with, the provisions of any of Regulations T, U or X of the Board of Governors of the Federal Reserve System, as in effect from time to time.

     (i) LOCATION OF CHIEF EXECUTIVE OFFICE AND RECORDS. As of the date hereof, the principal place of business and chief executive office of the Issuer is located at 10750 West Charleston Boulevard, Suite 130, Mail Stop 2046, Las Vegas, Nevada 89135. As of the date hereof, the principal place of business and chief executive office of the Master Servicer is located at 10750 West Charleston Boulevard, Suite 130, Las Vegas, Nevada 89135. As of the date hereof, neither the Issuer nor the Master Servicer operates its business or maintains the Records at any other locations. As of the date hereof, the issuer is a limited liability company organized under the law of the State of Delaware, whose correct name is set forth in the signature pages hereof.

     (j) LOCKBOX ACCOUNTS. Except in the case of any Lockbox Account pursuant to which only collections in respect of loans subject to a PAC or Credit Card Account are deposited, the Issuer has filed or has caused to be filed a standing delivery order with the United States Postal Service authorizing each Lockbox Bank to receive mail delivered to the related Post Office Box. The account numbers of all Lockbox Accounts, together with the names, addresses, ABA numbers and names of contact persons of all the Lockbox Banks maintaining such Lockbox Accounts and the related Post Office Boxes, are specified in the exhibits to the respective Purchase Agreements. From and after the Initial Closing Date the Trustee shall hold all right and title to and interest in all of the monies, checks, instruments, depository transfers or automated clearing house electronic transfers and other items of payment and their proceeds and all monies and earnings, if any, thereon in the Lockbox Accounts. The Issuer has no other lockbox accounts for the collection of Scheduled Payments in respect of Pledged Loans except for the Lockbox Accounts.

     (k) NO TRADE NAMES. Subject to the Issuer's rights under Section 4.2(p), the Issuer has no trade names, fictitious names, assumed names or "doing business as" names, and has not had any such names or had any other legal name at any time since its formation.

     (l) SUBSIDIARIES. The Issuer has no Subsidiaries and does not own or hold, directly or indirectly, any capital stock or equity security of, or any equity interest in, any Person, other than Permitted Investments.

     (m) FACILITY DOCUMENTS. The Pool Purchase Agreement and the Series Pool Purchase Supplement are the only agreements pursuant to which the Issuer purchases the Pledged Loans and the related Pledged Assets. The Issuer has furnished to the Trustee and the Collateral Agent, true, correct and complete copies of each Facility Document to which the Issuer is a party, each of which is in full force and effect. Neither the Issuer nor any Affiliate thereof is in default of any of its obligations thereunder in any material respect. Upon each Purchase pursuant to the Pool Purchase Agreement or a Series Pool Purchase Supplement, the Issuer shall be the lawful owner of, and have good title to, each Pledged Loan and all related Pledged Assets, free and clear of any Liens (other than the Lien of the applicable Series Supplement and any Permitted Encumbrances on the related Timeshare Properties), or shall have a first-priority perfected security interest therein. All such Pledged Loans and other related Pledged Assets are purchased without recourse to the Depositor except as described in the Pool Purchase Agreement. The Purchases by the Issuer under the Pool Purchase Agreement and the Series Pool Purchase Supplement constitute either sales or first-priority perfected security interests, enforceable against creditors of the Depositor.

     (n) BUSINESS. Since its formation, the Issuer has conducted no business other than the execution, delivery and performance of the Facility Documents contemplated hereby, the Purchase of Loans thereunder, the issuance and payment of Notes and such other activities as are incidental to the foregoing. The Issuer has incurred no Debt except that expressly incurred hereunder and under the other Facility Documents.

     (o) OWNERSHIP OF THE ISSUER. One hundred percent (100%) of the outstanding equity interest in the Issuer is directly owned (both beneficially and of record) by the Depositor.

     (p) TAXES. The Issuer has timely filed or caused to be timely filed all federal, state and local tax returns which are required to be filed by it, and has paid or caused to be paid all taxes shown to be due and payable on such returns or on any assessments received by it, other than any taxes or assessments, the validity of which are being contested in good faith by appropriate proceedings and with respect to which the Issuer has set aside adequate reserves on its books in accordance with GAAP and which proceedings have not given rise to any Lien.

     (q) SOLVENCY. The Issuer, both prior to and immediately after giving effect to any Purchase occurring on any day (i) is not "insolvent" (as such term is defined in the Bankruptcy Code); (ii) is able to pay its debts as they become due; and (iii) does not have unreasonably small capital for the business in which it is engaged or for any business or transaction in which it is about to engage.

     (r) ERISA. There has been no (i) occurrence or expected occurrence of any Reportable Event with respect to any Benefit Plan subject to Title IV of ERISA of the Issuer or any of its ERISA Affiliates, or any withdrawal from, or the termination, Reorganization or Plan Insolvency of any Multiemployer Plan or (ii) institution of proceedings or the taking of any other action by the Pension Benefit Guaranty Corporation or the Issuer or any of its ERISA Affiliates or any such Multiemployer Plan with respect to the withdrawal from, or the termination, Reorganization or Plan Insolvency of, any such Plan.

     (s) NO ADVERSE SELECTION. No selection procedures materially adverse to the Noteholders of a Series, the Trustee or the Collateral Agent have been employed by the Issuer in selecting the Pledged Loans for inclusion in the Series Collateral for such Series on the related Closing Date for such Series.

     Section 3.2 REPRESENTATIONS AND WARRANTIES REGARDING THE LOAN FILES. The Issuer represents and warrants to each of the Trustee, the Collateral Agent, the Master Servicer and the Noteholders as to each Pledged Loan that:

     (a) POSSESSION. On or immediately prior to each Closing Date or an Addition Date, as applicable, a Custodian will have possession of each original Pledged Loan and the related Loan File, and will have acknowledged such receipt and its undertaking to hold such documents for purposes of perfection of the Collateral Agent's interests in such original Pledged Loan and the related Loan File; PROVIDED, HOWEVER, that the fact that any of the Loans not required to be in its respective Loan File under the terms of the respective Purchase Agreements is not in the possession of the Custodian in its respective Loan File does not constitute a breach of this representation; and PROVIDED THAT, possession of Loan Documents may be in the form of microfiche or other electronic copies of the Loan Documents to the extent provided in the Custodial Agreement.

     (b) MARKING RECORDS. On or before each Closing Date and each Addition Date, each of the Issuer and the Master Servicer shall have caused the portions of the computer files relating to the Pledged Loans Granted to the Collateral Agent on such date to be clearly and unambiguously marked to indicate that such Loans constitute part of the Series Collateral Granted by the Issuer in accordance with the terms of a Series Supplement.

     The representations and warranties of the Issuer set forth in this Section
3.2 shall be deemed to be remade without further act by any Person on and as of each Closing Date and each Addition Date with respect to each Loan Granted by the Issuer on and as of each such date. The representations and warranties set forth in this Section 3.2 shall survive any Grant of the respective Loans by the Issuer.

     Section 3.3    RIGHTS OF OBLIGORS AND RELEASE OF LOAN FILES.

     (a) Notwithstanding any other provision contained in this Agreement, including the Collateral Agent's, the Trustee's and the Noteholders' remedies pursuant hereto and pursuant to the Collateral Agency Agreement, the rights of any Obligor to any Timeshare Property subject to a Pledged Loan shall, so long as such Obligor is not in default thereunder, be superior to those of the Collateral Agent, the Trustee and the Noteholders, and none of the Collateral Agent, the Trustee or the Noteholders, so long as such Obligor is not in default thereunder, shall interfere with such Obligor's use and enjoyment of the Timeshare Property subject thereto.

     (b) If pursuant to the terms of this Agreement or the Series Supplement, the Collateral Agent or the Trustee shall acquire through foreclosure the Issuer's interest in any portion of the Timeshare Property subject to a Pledged Loan, the Collateral Agent and the Trustee hereby specifically agree to release or cause to be released any Timeshare Property from any Lien under the appropriate Series Supplement upon completion of all payments and the performance of all the terms and conditions required to be made and performed by such Obligor under such Pledged Loan, and each of the Collateral Agent and the Trustee hereby consents to any such release by, or at the direction of, the Collateral Agent.

     (c) At such time as an Obligor has paid in full the purchase price or the requisite percentage of the purchase price for deeding pursuant to a Pledged Loan and has otherwise fully discharged all of such Obligor's obligations and responsibilities required to be discharged as a condition to deeding, the Master Servicer shall notify the Trustee by a certificate substantially in the form attached hereto as Exhibit A (which certificate shall include a statement to the effect that all amounts received in connection with such payment have been deposited in the appropriate Collection Account) of a Servicing Officer and shall request delivery to the Master Servicer from the Custodian of the related Loan Files. Upon receipt of such certificate and request or at such earlier time as is required by applicable law, the Trustee and the Collateral Agent (a) shall be deemed, without the necessity of taking any action, to have approved release by the Custodian of the Loan Files to the Master Servicer (in all cases in accordance with the provisions of the Custodial Agreements), (b) shall be deemed to approve the release by the Nominee of the related deed of title, and any documents and records maintained in connection therewith, to the Obligor as provided in the Title Clearing Agreement, provided that title to the Timeshare Property has not already been deeded to the Obligor and/or (c) shall execute such documents and instruments of transfer and assignment and take such other action as is necessary to release its interest in the Timeshare Property subject to deeding (in the case of any Pledged Loan which has been paid in full). The Master Servicer shall cause each Loan File or any document therein so released which relates to a Pledged Loan for which the Obligor's obligations have not been fully discharged to be returned to the Custodian for the sole benefit of the Collateral Agent when the Master Servicer's need therefor no longer exists.

                                   ARTICLE IV

                         ADDITIONAL COVENANTS OF ISSUER

     Section 4.1    AFFIRMATIVE COVENANTS. The Issuer shall;

     (a) COMPLIANCE WITH LAWS, ETC. Comply in all material respects with all applicable laws, rules, regulations and orders with respect to it, its business and properties, and all Pledged Loans and Facility Documents to which it is a party (including without limitation the laws, rules and regulations of each state governing the sale of timeshare contracts).

     (b) PRESERVATION OF EXISTENCE. Preserve and maintain its existence, rights, franchises and privileges in the jurisdiction of its organization, and qualify and remain qualified in good standing as a foreign entity, and maintain all necessary licenses and approvals, in each jurisdiction in which it does business, except where the failure to preserve and maintain such existence, rights, franchises, privileges, qualifications, licenses and approvals would not have a Material Adverse Effect.

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     (c)  ADEQUATE CAPITALIZATION. Ensure that at all times it is adequately capitalized to engage in the transactions contemplated by this Agreement and the Series Supplements hereto and, in particular, that it shall limit its debt so that at all times it has a positive net worth of not less than $5 million.

     (d) KEEPING OF RECORDS AND BOOKS OF ACCOUNT. Maintain and implement administrative and operating procedures (including without limitation an ability to recreate records evidencing the Pledged Loans in the event of the destruction or loss of the originals thereof) and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Pledged Loans (including without limitation records adequate to permit the daily identification of all Collections with respect to, and adjustments of amounts payable under, each Pledged Loan).

     (e) PERFORMANCE AND COMPLIANCE WITH RECEIVABLES AND LOANS. At its expense, timely and fully perform and comply in all material respects with all material provisions, covenants and other promises required to be observed by it under the Pledged Loans.

     (f) CREDIT STANDARDS AND COLLECTION POLICIES. Comply in all material respects with the Credit Standards and Collection Policies and Customary Practices in regard to each Pledged Loan and the related Pledged Assets.

     (g) COLLECTIONS. (1) Instruct or cause all Obligors to be instructed to either:

               (A) send all Collections directly to a Post Office Box for credit to a Lockbox Account or directly to a Lockbox Account, or

               (B) in the alternative, make Scheduled Payments by way of pre-authorized debits from a deposit account of such Obligor pursuant to a PAC or from a credit card of such Obligor pursuant to a Credit Card Account from which Scheduled Payments shall be electronically transferred directly to a Lockbox Account immediately upon each such debit (PROVIDED THAT, for the avoidance of doubt, each Obligor may at any time cease to pay its Scheduled Payments directly to a Post Office Box or a Lockbox Account or pursuant to a PAC or Credit Card Account, so long as the Master Servicer promptly instructs such Obligor to commence one of the two alternative methods of funds transfer provided for in either of sub-classes (A) or (B) of this clause (1)).

          (2)  In the case of funds transfers pursuant to a PAC or Credit
     Card Account, take, or cause each of the Master Servicer, a Lockbox Bank and/or the Trustee to take, all necessary and appropriate action to ensure that each such pre-authorized debit is credited directly to a Lockbox Account.

          (3) If the Issuer shall receive any Collections, the Issuer shall hold such Collections in trust for the benefit of the Trustee and the Noteholders of the appropriate Series and deposit such Collections into a Lockbox Account or the appropriate Collection Account within two Business Days following the Issuer's receipt thereof.

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     (h)  COMPLIANCE WITH ERISA. Comply in all material respects with the provisions of ERISA, the Code, and all other applicable laws and the regulations and interpretations thereunder.

     (i) PERFECTED SECURITY INTEREST. Take such action with respect to each Pledged Loan as is necessary to ensure that the Collateral Agent maintains on behalf of the Trustee, a first priority perfected security interest in such Pledged Loan and the Pledged Assets relating thereto, in each case free and clear of any Liens (other than the Lien created by this Agreement and in the case of any Timeshare Properties, any Permitted Encumbrance).

     (j) NO RELEASE. Not take any action and shall use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or material obligations under any document, instrument or agreement included in the Series Collateral for any Series, or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such document, instrument or agreement except as expressly provided in this Agreement or such other instrument or document.

     (k)  INSURANCE AND CONDEMNATION.

          (i) The Issuer shall do or cause to be done all things that it may accomplish with a reasonable amount of cost or effort to cause each of the POAs for each Resort to (A) maintain one or more policies of "all-risk" property and general liability insurance with financially sound and reputable insurers, providing coverage in scope and amount which (x) satisfies the requirements of the declarations (or any similar charter document) governing the POA for the maintenance of such insurance policies and (y) is at least consistent with the scope and amount of such insurance coverage obtained by prudent POAs and/or management of other similar developments in the same jurisdiction; and (B) apply the proceeds of any such insurance policies in the manner specified in the relevant declarations (or any similar charter document) governing the POA and/or any similar charter documents of such POA (which efforts shall include, in any case, voting as a member of the POA or as a proxy or attorney-in-fact for a member). For the avoidance of doubt, the parties hereto acknowledge that the ultimate discretion and control relating to the maintenance of any such insurance policies is vested in the POAs in accordance with the respective declaration (or any similar charter document) relating to each Timeshare Property Regime.

          (ii) The Issuer shall remit to the appropriate Collection Account the portion of any proceeds received pursuant to a condemnation of property in any Resort to the extent that such proceeds relate to any of the Timeshare Properties.

     (l)  CUSTODIAN.

          (i) On or before each Closing Date and thereafter promptly upon the generation of any documents, instruments and agreements evidencing or otherwise relating to the Pledged Loans or related Pledged Assets received by any of the Issuer or the Master Servicer, the Issuer shall deliver or cause to be delivered directly to the Custodian for the benefit of the Collateral Agent pursuant to the Custodial Agreement all such documents, instruments and

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agreements of the Issuer, including without limitation all original Pledged
Loans (or in the case of Pledged Loans consisting of a sales contract and a separate promissory note, the original of such promissory note), installment promissory notes, mortgages, and all ancillary and collateral documentation executed in connection therewith (collectively, the "PRIMARY CUSTODIAL DOCUMENTS"). Such Primary Custodial Documents may be provided in microfiche or other electronic form to the extent permitted under the Custodial Agreement. The Issuer shall cause the Custodian to hold, maintain and keep custody of all such Primary Custodial Documents for the benefit of the Collateral Agent in a secure fire retardant location at an office of the Custodian, which location shall be reasonably acceptable to the Collateral Agent and the Trustee.

          (ii) The Issuer shall cause the Custodian at all times to maintain control of the Primary Custodial Documents for the benefit of the Collateral Agent on behalf of the Trustee and the Noteholders, in each case pursuant to the Custodial Agreement. Each of the Issuer and the Master Servicer may access the Primary Custodial Documents at the Custodian's storage facility only for the purposes and upon the terms and conditions set forth herein and in the Custodial Agreement. Each of the Issuer and the Master Servicer may only remove Primary Custodial Documents for collection services and other routine servicing requirements from such facility in accordance with the terms of the Custodial Agreement, all as set forth and pursuant to the "Bailment Agreement" (as defined in and attached as an exhibit to the Custodial Agreement).

          (iii) The Issuer shall at all times comply in all material respects with the terms of its obligations under the Custodial Agreements and shall not enter into any modification, amendment or supplement of or to, and shall not terminate, either Custodial Agreement, without the Collateral Agent's and Trustee's prior written consent.

     (m) SEPARATE IDENTITY. Take all actions required to maintain the Issuer's status as a separate legal entity. Without limiting the foregoing, the Issuer shall:

          (i) Maintain in full effect its existence, rights and franchises as a limited liability company under the laws of the state of its formation and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement and the other Facility Documents to which the Issuer is a party and each other instrument or agreement necessary or appropriate to proper administration hereof and permit and effectuate the transactions contemplated hereby.

          (ii) Except as provided herein, maintain its own deposit, securities and other account or accounts with financial institutions, separate from those of any Affiliate of the Issuer. The funds of the Issuer will not be diverted to any other Person or for other than the use of the Issuer, and, except as may be expressly permitted by this Agreement or any other Facility Document to which the Issuer is a party, the funds of the Issuer shall not be commingled with those of any other Person.

          (iii) Ensure that, to the extent that it shares the same officers or other employees as any of its members, managers or other Affiliates, the salaries of and the expenses related to providing benefits to such officers and other employees shall be fairly allocated among such entities, and each such entity shall bear its fair share of the salary and benefit costs associated with all such common officers and employees.

          (iv) Ensure that, to the extent that it jointly contracts with any of its stockholders, members or managers or other Affiliates to do business with vendors or service providers or to share overhead expenses, the costs incurred in so doing shall be allocated fairly among such entities, and each such entity shall bear its fair share of such costs. To the extent that the Issuer contracts or does business with vendors or service providers where the goods and services provided are partially for the benefit of any other Person, the costs incurred in so doing shall be fairly allocated to or among such entities for whose benefit the goods and services are provided, and each such entity shall bear its fair share of such costs.

          (v) Ensure that all material transactions between the Issuer and any of its Affiliates shall be only on an arm's-length basis and shall not be on terms more favorable to either party than the terms that would be found in a similar transaction involving unrelated third parties. All such transactions shall receive the approval of the Issuer's board of directors including at least one Independent Director (defined below).

          (vi) Maintain a principal executive and administrative office through which its business is conducted and a telephone number separate from those of its members, managers and other Affiliates. To the extent that the Issuer and any of its members, managers or other Affiliates have offices in contiguous space, there shall be fair and appropriate allocation of overhead costs (including rent) among them, and each such entity shall bear its fair share of such expenses.

          (vii) Conduct its affairs strictly in accordance with its certificate of formation and limited liability company agreement and observe all necessary, appropriate and customary formalities, including, but not limited to, holding all regular and special meetings of the board of directors appropriate to authorize all actions of the Issuer, keeping separate and accurate minutes of such meetings, passing all resolutions or consents necessary to authorize actions taken or to be taken, and maintaining accurate and separate books, records and accounts, including, but not limited to, intercompany transaction accounts. Regular meetings of the board of directors shall be held at least annually.

          (viii) Ensure that its board of directors shall at all times include at least one Independent Director (for purposes hereof, "INDEPENDENT DIRECTOR" shall mean any member of the board of directors of the Issuer that is not and has not at any time been (x) an officer, agent, advisor, consultant, attorney, accountant, employee or shareholder of any Affiliate of the Issuer which is not a special purpose entity, (y) a director of any Affiliate of the Issuer other than an independent director of any Affiliate which is a special purpose entity or (z) a member of the immediate family of any of the foregoing).

          (ix) Ensure that decisions with respect to its business and daily operations shall be independently made by the Issuer (although the officer making any particular decision

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

     may also be an officer or director of an Affiliate of the Issuer) and shall not be dictated by an Affiliate of the Issuer.

          (x) Act solely in its own company name and through its own authorized members, managers, officers and agents, and no Affiliate of the Issuer shall be appointed to act as agent of the Issuer. The Issuer shall at all times use its own stationery and business forms and describe itself as a separate legal entity.

          (xi) Except as contemplated by the Facility Documents, ensure that no Affiliate of the Issuer shall loan money to the Issuer, and no Affiliate of the Issuer will otherwise guaranty debts of the Issuer.

          (xii) Other than organizational expenses and as contemplated by the Facility Documents, pay all expenses, indebtedness and other obligations incurred by it using its own funds.

          (xiii) Except as provided herein and in any other Facility Document, not enter into any guaranty, or otherwise become liable, with respect to or hold its assets or creditworthiness out as being available for the payment of any obligation of any Affiliate of the Issuer nor shall the Issuer make any loans to any Person.

          (xiv) Ensure that any financial reports required of the Issuer shall comply with generally accepted accounting principles and shall be issued separately from, but may be consolidated with, any reports prepared for any of its Affiliates so long as such consolidated reports contain footnotes describing the effect of the transactions between the Issuer and such Affiliate and also state that the assets of the Issuer are not available to pay creditors of the Affiliate.

          (xv) Ensure that at all times it is adequately capitalized to engage in the transactions contemplated in its certificate of formation and its limited liability company agreement.

     (n) COMPUTER FILES. Mark or cause to be marked each Pledged Loan in its computer files as described in Section 3.2(b).

     (o) TAXES. File or cause to be filed, and cause each of its Affiliates with whom it shares consolidated tax liability to file, all federal, state and local tax returns which are required to be filed by it, except where the failure to file such returns could not reasonably be expected to have a Material Adverse Effect, or which could otherwise be reasonably expected to expose the Issuer to a material liability. The Issuer shall pay or cause to be paid all taxes shown to be due and payable on such returns or on any assessments received by it, other than any taxes or assessments, the validity of which are being contested in good faith by appropriate proceedings and with respect to which the Issuer or the applicable Affiliate shall have set aside adequate reserves on its books in accordance with GAAP, and which proceedings could not reasonably be expected to have a Material Adverse Effect, or which could otherwise be reasonably expected to expose the Issuer to a material liability.

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

     (p) FACILITY DOCUMENTS. Comply in all material respects with the terms of, employ the procedures outlined in and enforce the obligations of the Depositor under the Pool Purchase Agreement and each Series Pool Purchase Supplement and of the Parties to each of the other Facility Documents, and take all such action as may reasonably be required to maintain all such Facility Documents to which the Issuer is a party in full force and effect.

     (q) LOAN SCHEDULE. At least once each calendar month, provide to the Trustee with respect to each Series an amendment to the Loan Schedule, or cause the Master Servicer to provide an amendment to the Loan Schedule, listing for the Pledged Loans added to the Series Collateral for that Series and the Pledged Loans released from the Series Collateral for that Series and amending the Loan Schedule to reflect terms or discrepancies in such schedule that become known to the Issuer since the filing of the original Loan Schedule for that Series or since the most recent amendment thereto.

     (r) SEGREGATION OF COLLECTIONS. (a) Prevent the deposit into any Series Account of any funds other than Collections or other funds to be deposited into such accounts under this Agreement, a Series Supplement or the other Facility Documents (provided that, this covenant shall not be breached to the extent that funds are inadvertently deposited into any of such accounts and are promptly segregated and removed from the account); and

          (b) With respect to each Lockbox Account either (i) prevent the deposit into such account of any funds other than Collections in respect of Pledged Loans or (ii) enter into an intercreditor agreement with other entities which have an interest in the amounts in the Lockbox Account to allocate the Collections with respect to the Pledged Loans to the Issuer and transfer such amounts to the Trustee for deposit into the appropriate Collection Account; (provided that, the covenant in clause (i) of this paragraph (b) shall not be breached to the extent that funds not constituting Collections in respect of the Pledged Loans are inadvertently deposited into such Lockbox Account and are promptly segregated and remitted to the owner thereof).

     (s) FILINGS; FURTHER ASSURANCES. (i) On or prior to each Closing Date, the Issuer shall have caused at its sole expense the Financing Statements, assignments and amendments thereof necessary to perfect the security interest in the Series Collateral to be filed or recorded in the appropriate offices.

          (ii) The Issuer shall, at its sole expense, from time to time authorize, prepare, execute and deliver, or authorize and cause to be prepared, executed and delivered, all such Financing Statements, continuation statements, amendments, instruments of further assurance and other instruments, in such forms, and shall take such other actions, as shall be required by the Master Servicer or the Trustee or as the Master Servicer or the Trustee otherwise deems reasonably necessary or advisable to perfect the Lien created by a Series Supplement in the Series Collateral. The Master Servicer agrees, at its sole expense, to cooperate with and assist the Issuer in taking any such action (whether at the request of the Issuer or the Trustee). Without limiting the foregoing, the Issuer shall from time to time, at its sole expense, authorize, execute, file, deliver and record all such supplements and amendments hereto and to the Series Supplements and all such Financing Statements, amendments thereto, continuation statements, instruments of further assurance, or other statements, specific assignments or other instruments or documents and take any other action that is reasonably necessary to, or that any of the Master Servicer or the Trustee deems reasonably necessary or advisable to: (i) Grant more effectively all or any portion of the Series Collateral; (ii) maintain or preserve the Lien Granted under a Series Supplement (and the priority thereof) or carry out more effectively the purposes hereof or thereof; (iii) perfect, maintain the perfection of, publish notice of, or protect the validity of any Grant made or to be made pursuant to any Series Supplement; (iv) enforce any of the Pledged Loans or any of the other Pledged Assets (including without limitation by cooperating with the Trustee, at the expense of the Issuer, in filing and recording such Financing Statements against such Obligors as the Master Servicer or the Trustee shall deem necessary or advisable from time to time); (v) preserve and defend title to any Pledged Loans or all or any other part of the Pledged Assets, and the rights of the Trustee in such Pledged Loans or other related Pledged Assets, against the claims of all Persons and parties; or (vi) pay any and all taxes levied or assessed upon all or any part of any Series Collateral.

          (iii) The Issuer shall, on or prior to the date of Grant of any Pledged Loans under any Series Supplement, deliver or cause to be delivered all original copies of the Pledged Loan (other than in the case of any Pledged Loans not required under the terms of the relevant Purchase Agreement to be in the relevant Loan File), together with the related Loan File, to the Custodian, in suitable form for transfer by delivery, or accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Trustee. Such "original copies" may be provided in microfiche or other electronic form to the extent permitted under the Custodial Agreement. In the event that the Issuer receives any other instrument or any writing which, in either event, evidences a Pledged Loan or other Pledged Assets, the Issuer shall deliver such instrument or writing to the Custodian to be held as collateral in which the Collateral Agent has a security interest for the benefit of the Trustee within two Business Days after the Issuer's receipt thereof, in suitable form for transfer by delivery, or accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Trustee.

          (iv) The Issuer hereby authorizes the Trustee, and gives the Collateral Agent its irrevocable power of attorney (which authorization is coupled with an interest and is irrevocable), in the name of the Issuer or otherwise, to execute, deliver, file and record any Financing Statement, continuation statement, amendment, specific assignment or other writing or paper and to take any other action that the Trustee in its sole discretion, may deem necessary or appropriate to further perfect the Lien created hereby. Any expenses incurred by the Trustee or the Collateral Agent pursuant to the exercise of its rights under this Section 4.l(r)(iv) shall be for the sole account and responsibility of the Issuer.

          (t) MANAGEMENT OF RESORTS. The Issuer hereby covenants and agrees that it will with respect to each Resort cause the Originator with respect to that Resort (to the extent that such Originator is otherwise responsible for maintaining such Resort) to do or cause to be done all things which it may accomplish with a reasonable amount of cost or effort, in order to maintain each such Resort (including without limitation all grounds, waters and improvements thereon) in at least as good condition, repair and working order as would be customary for prudent managers of similar timeshare properties.

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     Section 4.2    NEGATIVE COVENANTS OF THE ISSUER. So long as any of the
Notes are outstanding, the Issuer shall not:

     (a) SALES, LIENS, ETC., AGAINST RECEIVABLES AND RELATED SECURITY. Except for the releases contemplated under the respective Series Supplements sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist, any Lien (other than the Lien created by the Series Supplements or, with respect to Timeshare Properties relating to Pledged Loans, any Permitted Encumbrances thereon) upon or with respect to, any Pledged Loan or any other Pledged Assets, or any interests in either thereof, or upon or with respect to any Series Collateral under any Series Supplements. The Issuer shall immediately notify the Trustee and the Collateral Agent of the existence of any Lien on any Pledged Loan or any other Pledged Assets, and the Issuer shall defend the right, title and interest of each of the Issuer and the Collateral Agent, Trustee and Noteholders in, to and under the Pledged Loans and all other Pledged Assets, against all claims of third parties.

     (b) EXTENSION OR AMENDMENT OF LOAN TERMS. Extend (other than as a result of a Timeshare Upgrade or in accordance with Customary Practices), amend, waive or otherwise modify the terms of any Pledged Loan or permit the rescission or cancellation of any Pledged Loan, whether for any reason relating to a negative change in the related Obligor's creditworthiness or inability to make any payment under the Pledged Loan or otherwise.

     (c)  CHANGE IN BUSINESS OR CREDIT STANDARD AND COLLECTION POLICIES.
(i) Make any change in the character of its business or (ii) make any change in the Credit Standards and Collection Policies, or (iii) deviate from the exercise of Customary Practices, which change or deviation would, in any such case, materially impair the value or collectibility of any Pledged Loan.

     (d) CHANGE IN PAYMENT INSTRUCTIONS TO OBLIGORS. Add or terminate any bank as a Lockbox Bank from those listed in the exhibits to the respective Purchase Agreements or make any change in the instructions to Obligors regarding payments to be made to any Lockbox Account at a Lockbox Bank, unless the Trustee shall have received (i) 30 days' prior notice of such addition, termination or change;
(ii) written confirmation from the Issuer that after the effectiveness of any such termination, there shall be at least one (1) Lockbox Account in existence; and (iii) prior to the effective date of such addition, termination or change,
(x) executed copies of Lockbox Agreements executed by each new Lockbox Bank, the Issuer, the Trustee and the Master Servicer and (y) copies of all agreements and documents signed by either the Issuer or the respective Lockbox Bank with respect to any new Lockbox Account.

     (e) STOCK, MERGER, CONSOLIDATION, ETC. Consolidate with or merge into or with any other Person, or purchase or otherwise acquire all or substantially all of the assets or capital stock, or other ownership interest of, any Person or sell, transfer, lease or otherwise dispose of all or substantially all of its assets to any Person, except as expressly permitted under the terms of this Agreement.

     (f) CHANGE IN NAME, ETC. Use any trade names, fictitious names, assumed names or "doing business as" names.

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     (g)  ERISA MATTERS. (i) Engage or permit any ERISA Affiliate to engage in any prohibited transaction for which an exemption is not available or has not previously been obtained from the U.S. Department of Labor; (ii) permit to exist any accumulated funding deficiency (as defined in Section 302(a) of ERISA and Section 412(a) of the Code) or funding deficiency with respect to any Benefit Plan other than a Multiemployer Plan; (iii) fail to make any payments to any Multiemployer Plan that the Issuer or any of its ERISA Affiliates may be required to make under the agreement relating to such Multiemployer Plan or any law pertaining thereto; (iv) terminate any Benefit Plan so as to result in any liability; (v) permit to exist any occurrence of any Reportable Event that represents a material risk of a liability of the Issuer or any of its ERISA Affiliates under ERISA or the Code; PROVIDED, HOWEVER, that the ERISA Affiliates of the Issuer may take or allow such prohibited transactions, accumulated funding deficiencies, payments, terminations and Reportable Events described in clauses (i) through (v) above so long as such events occurring within any fiscal year of the Issuer, in the aggregate, involve a payment of money by or an incurrence of liability of any such ERISA Affiliate (collectively, "ERISA LIABILITIES") in an amount that does not exceed $2,000,000.

     (h) TERMINATE OR REJECT LOANS. Without limiting anything in subsection 4.2(b), terminate or reject any Pledged Loan prior to the end of the term of such Loan, whether such rejection or early termination is made pursuant to an equitable cause, statute, regulation, judicial proceeding or other applicable law, unless prior to such termination or rejection, such Pledged Loan and any related Pledged Assets have been released from the Lien created by the applicable Series Supplement.

     (i) DEBT. Create, incur, assume or suffer to exist any Debt except as contemplated by the Facility Documents.

     (j) GUARANTEES. Guarantee, endorse or otherwise be or become contingently liable (including by agreement to maintain balance sheet tests) in connection with the obligations of any other Person, except endorsements of negotiable instruments for collection in the ordinary course of business and reimbursement or indemnification obligations as provided for under this Agreement or as contemplated by the Facility Documents.

     (k) LIMITATION ON TRANSACTIONS WITH AFFILIATES. Enter into, or be a party to any transaction with any Affiliate, except for:

          (i) the transactions contemplated hereby and by the other Facility Documents; and

          (ii) to the extent not otherwise prohibited under this Agreement, other transactions upon fair and reasonable terms materially no less favorable to the Issuer than would be obtained in a comparable arm's-length transaction with a Person not an Affiliate.

     (l) LINES OF BUSINESS. Conduct any business other than that described in the LLC Agreement, or enter into any transaction with any Person which is not contemplated by or incidental to the performance of its obligations under the Facility Documents to which it is a party.

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     (m)  LIMITATION ON INVESTMENTS. Make or suffer to exist any loans or advances to, or extend any credit to, or make any investments (by way of transfer of property, contributions to capital, purchase of stock or securities or evidences of indebtedness, acquisition of the business or assets or otherwise) in, any Affiliate or any other Person except for (i) Permitted Investments and (ii) the purchase of Loans pursuant to the terms of the Pool Purchase Agreement.

     (n) INSOLVENCY PROCEEDINGS. Seek dissolution or liquidation in whole or in part of the Issuer.

     (o) DISTRIBUTIONS TO MEMBER. Make any distribution to its Member except as provided in the LLC Agreement.

     (p) PLACE OF BUSINESS; CHANGE OF NAME. Change (x) its type or jurisdiction of organization from that listed in Section 3.1(i), (y) its name or (z) the location of its Records relating to the Series Collateral or its chief executive office from the location listed in Section 3.1(i), unless in any such event the Issuer shall have given the Trustee and the Collateral Agent at least thirty
(30) days prior written notice thereof and, in the case of (x) or (y) shall take all action necessary or reasonably requested by the Trustee or the Collateral Agent within 30 days of such request, to amend its existing Financing Statements and file additional Financing Statements in all applicable jurisdictions necessary or advisable to maintain the perfection of the Lien of the Collateral Agent under each Series Supplement.

                                    ARTICLE V

                           SERVICING OF PLEDGED LOANS

     Section 5.1 RESPONSIBILITY FOR LOAN ADMINISTRATION. The Master Servicer shall manage, administer, service and make collections on the Pledged Loans on behalf of the Trustee and Issuer. Without limiting the generality of the foregoing, but subject to all other provisions hereof, the Trustee and the Issuer grant to the Master Servicer a limited power of attorney to execute and the Master Servicer is hereby authorized and empowered to so execute and deliver, on behalf of itself, the Issuer and the Trustee or any of them, any and all instruments of satisfaction or cancellation or of partial or full release or discharge and all other comparable instruments with respect to the Pledged Loans, any related Mortgages and the related Timeshare Properties, but only to the extent deemed necessary by the Master Servicer.

     The Trustee, the Issuer and the Collateral Agent, at the request of a Servicing Officer, shall furnish the Master Servicer with any reasonable documents or take any action reasonably requested, necessary or appropriate to enable the Master Servicer to carry out its servicing and administrative duties hereunder (subject, in the case of requests for documents contained in any Loan Files, to the requirements of Section 4.1(l)(ii)).

     Fairfield Acceptance Corporation - Nevada is hereby appointed as the Master Servicer until such time as another entity becomes the Master Servicer under subsection 5.12(b) or until such time as any Service Transfer shall be effected under Article X.

     Section 5.2 STANDARD OF CARE. In managing, administering, servicing and making collections on the Pledged Loans pursuant to this Agreement, the Master Servicer will exercise that degree of skill and care consistent with Customary Practices and the Credit Standards and Collection Policies.

     Section 5.3 RECORDS. The Master Servicer shall, during the period it is Master Servicer hereunder, maintain such books of account, computer data files and other records as will enable the Trustee to determine the status of each Pledged Loan and will enable such Loan to be serviced in accordance with the terms of this Agreement by a Successor Master Servicer following a Service Transfer.

     Section 5.4 LOAN SCHEDULES. The Master Servicer shall at all times maintain each Loan Schedule and provide to the Trustee, the Issuer, the Collateral Agent and the Custodian a current, complete copy of each Loan Schedule. Such Loan Schedules may be in one or multiple documents including an original listing and monthly amendments listing changes.

     Section 5.5    ENFORCEMENT.

     (a) The Master Servicer will, consistent with Section 5.2, act with respect to the Pledged Loans in such manner as will maximize the receipt of Collections in respect of such Pledged Loans (including, to the extent necessary, instituting foreclosure proceedings against the Timeshare Property, if any, underlying a Pledged Loan or disposing of the underlying Timeshare Property, if any).

     (b) The Master Servicer may sue to enforce or collect upon Pledged Loans, in its own name, if possible, or as agent for the Issuer. If the Master Servicer elects to commence a legal proceeding to enforce a Pledged Loan, the act of commencement shall be deemed to be an automatic assignment of the Pledged Loan to the Master Servicer for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Master Servicer may not enforce a Pledged Loan on the grounds that it is not a real party in interest or a holder entitled to enforce the Pledged Loan, the Trustee on behalf of the Issuer shall, at the Master Servicer's expense, take such steps as the Master Servicer and the Trustee may mutually agree are necessary (such agreement not to be unreasonably withheld) to enforce the Pledged Loan, including bringing suit in its name or the name of the Issuer. The Master Servicer shall provide to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred thereby.

     (c) The Master Servicer, upon notice to the Trustee, may grant to the Obligor on any Pledged Loan any rebate, refund or adjustment out of the appropriate Collection Account that the Master Servicer in good faith believes is required as a matter of law; PROVIDED THAT, on any Business Day on which such rebate, refund or adjustment is to be paid hereunder, such rebate, refund or adjustment shall only be paid to the extent of funds otherwise available for distribution from the appropriate Collection Account.

     (d) The Master Servicer will not extend, amend, waive or otherwise modify the terms of any Pledged Loan (other than as a result of a Timeshare Upgrade or in accordance with Customary Practices) or permit the rescission or cancellation of any Pledged Loan, whether for any reason relating to a negative change in the related Obligor's creditworthiness or inability to make any payment under the Pledged Loan or otherwise.

     (e) Except as otherwise provided in a Series Supplement and with respect to the Series Collateral for that Series, the Master Servicer shall have discretion to sell Defaulted Loans free and clear of the Lien of the applicable Series Supplements, in exchange for cash, in accordance with Customary Practices and Credit Standards and Collection Policies. All proceeds of any such sale of a Defaulted Loan shall be deposited by the Master Servicer into the applicable Series Collection Account.

     (f) The Master Servicer shall not sell any Defaulted Loan or any collateral securing a Defaulted Loan to any Seller or Originator except for amount at least equal to the fair market value thereof.

     (g) Notwithstanding any other provision of this Agreement, the Master Servicer shall have no obligation to, and shall not, foreclose on the collateral securing any Pledged Loan unless the proceeds from such foreclosure will be sufficient to cover the expenses of such foreclosure. Notwithstanding any other provision of this Agreement, proceeds from the foreclosure by the Master Servicer on the collateral securing any Pledged Loans shall first be applied by the Master Servicer to reimburse itself for the expenses of such foreclosure, and any remaining proceeds shall be deposited into the applicable Collection Account.

     Section 5.6 TRUSTEE AND COLLATERAL AGENT TO COOPERATE. Upon request of a Servicing Officer, the Trustee and the Collateral Agent shall perform such other acts as are reasonably requested by the Master Servicer (including without limitation the execution of documents) and otherwise cooperate with the Master Servicer in enforcement of the Trustee's rights and remedies with respect to Pledged Loans.

     Section 5.7 OTHER MATTERS RELATING TO THE MASTER SERVICER. The Master Servicer is hereby authorized and empowered to:

     (a) advise the Trustee in connection with the amount of withdrawals from Accounts in accordance with the provisions of this Agreement and any Series Supplement;

     (b) execute and deliver, on behalf of the Issuer, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Pledged Loans and, after the delinquency of any Pledged Loan and to the extent permitted under and in compliance with applicable law and regulations, to commence enforcement proceedings with respect to such Pledged Loan including without limitation the exercise of rights under any power-of-attorney granted in any Pledged Loan; and

     (c) make any filings, reports, notices, applications, registrations with, and to seek any consents or authorizations from the Securities and Exchange Commission and any state securities authority on behalf of the Issuer as may be necessary or advisable to comply with any federal or state securities or reporting requirements laws.

     Prior to the occurrence of an Event of Default hereunder, the Trustee agrees that, except to the extent it is directed to take instructions from a different party under the terms of a Series

Supplement, it shall promptly follow the instructions of the Master Servicer duly given to withdraw funds from the Accounts.

     Section 5.8 SERVICING COMPENSATION. As compensation for its servicing activities hereunder and under each Series Supplement, the Master Servicer shall be entitled to receive the Monthly Master Servicer Fee with respect to each Series which shall be calculated for each Series under the applicable Series Supplement and be paid to the Master Servicer pursuant to the terms of the respective Series Supplements.

     Section 5.9 COSTS AND EXPENSES. The costs and expenses incurred by the Master Servicer in carrying out its duties hereunder, including without limitation the fees and expenses incurred in connection with the enforcement of Pledged Loans, shall be paid by the Master Servicer and the Master Servicer shall be entitled to reimbursement hereunder from the Issuer as provided herein and in the respective Series Supplements. Failure by the Master Servicer to receive reimbursement shall not relieve the Master Servicer of its obligations under this Agreement and the Series Supplements.

     Section 5.10 REPRESENTATIONS AND WARRANTIES OF THE MASTER SERVICER. The Master Servicer hereby represents and warrants to the Trustee and the Collateral Agent as of the date of this Agreement and represents to the Noteholders of a Series as of the Series Issuance Date for that Series:

     (a) ORGANIZATION AND GOOD STANDING. The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power, authority, and legal right to own its property and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement and the Series Supplements. The Master Servicer is duly qualified to do business and is in good standing as a foreign corporation, and has obtained all necessary licenses and approvals in each jurisdiction necessary for the enforcement of each Pledged Loan or in which failure to qualify or to obtain such licenses and approvals would have a Material Adverse Effect on the Noteholders of any Series.

     (b) DUE AUTHORIZATION. The execution and delivery by the Master Servicer of each of the Facility Documents to which it is a party, and the consummation by the Master Servicer of the transactions contemplated hereby and thereby have been duly authorized by the Master Servicer by all necessary corporate action on the part of the Master Servicer.

     (c) BINDING OBLIGATIONS. Each of the Facility Documents to which Master Servicer is a party constitutes a legal, valid and binding obligation of the Master Servicer enforceable against the Master Servicer in accordance with its terms, except as such enforceability may be subject to or limited by applicable Debtor Relief Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

     (d) NO CONFLICT; NO VIOLATION. The execution and delivery by the Master Servicer of each of the Facility Documents to which the Master Servicer is a party, and the performance by the Master Servicer of the transactions contemplated by such agreements and the fulfillment by the Master Servicer of the terms hereof and thereof applicable to the Master Servicer, will not conflict with, violate, result in any breach of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under any provision of any existing law or regulation or any order or decree of any court applicable to the Master Servicer or its certificate of incorporation or bylaws or any material indenture, contract, agreement, mortgage, deed of trust or other material instrument, to which the Master Servicer is a party or by which it is bound, except where such conflict, violation, breach or default would not have a Material Adverse Effect.

     (e) NO PROCEEDINGS. There are no proceedings or investigations pending or, to the knowledge of the Master Servicer threatened, against the Master Servicer, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement or any of the other Facility Documents, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any of the other Facility Documents, (iii) seeking any determination or ruling that, in the reasonable judgment of the Master Servicer, would adversely affect the performance by the Master Servicer of its obligations under this Agreement or any of the other Facility Documents, (iv) seeking any determination or ruling that would adversely affect the validity or enforceability of this Agreement or any of the other Facility Documents or (v) seeking any determination or ruling that would have a Material Adverse Effect.

     (f) ALL CONSENTS REQUIRED. All approvals, authorizations, consents, orders or other actions of any Person or any governmental body or official required in connection with the execution and delivery by the Master Servicer of this Agreement or of the other Facility Documents to which it is a party or the performance by the Master Servicer of the transactions contemplated hereby and thereby and the fulfillment by the Master Servicer of the terms hereof and thereof, have been obtained, except where the failure so to do would not have a Material Adverse Effect.

     Section 5.11 ADDITIONAL COVENANTS OF THE MASTER SERVICER. The Master Servicer further agrees as provided in this Section 5.11.

     (a) CHANGE IN PAYMENT INSTRUCTIONS TO OBLIGORS. The Master Servicer will not add or terminate any bank as a Lockbox Bank from those listed in the exhibits to the respective Purchase Agreements or make any change in its instructions to Obligors regarding payments to be made to any Lockbox Bank, unless the Trustee shall have received (i) 30 Business Days' prior notice of such addition, termination or change and (ii) prior to the effective date of such addition, termination or change, (x) fully executed copies of the new or revised Lockbox Agreements executed by each new Lockbox Bank, the Issuer, the Trustee and the Master Servicer and (y) copies of all agreements and documents signed by either the Issuer or the respective Lockbox Bank with respect to any new Lockbox Account.

     (b) COLLECTIONS. If the Master Servicer receives any Collections, the Master Servicer shall hold such Collections in trust for the benefit of the Trustee and deposit such Collections into a Lockbox Account or the appropriate Collection Account as soon as practicable but in any event within two Business Days following the Master Servicer's receipt thereof.

     (c) COMPLIANCE WITH REQUIREMENTS OF LAW. The Master Servicer will maintain in effect all qualifications required under all relevant laws, rules, regulations and orders in order to service each Pledged Loan, and shall comply in all material respects with all applicable laws, rules, regulations and orders with respect to it, its business and properties, and the servicing of the Pledged Loans (including without limitation the laws, rules and regulations of each state governing the sale of timeshare contracts).

     (d) PROTECTION OF RIGHTS. The Master Servicer will take no action that would impair in any material respect the rights of any of the Collateral Agent or the Trustee in the Pledged Loans or any other Series Collateral, or violate the Collateral Agency Agreement.

     (e) CREDIT STANDARDS AND COLLECTION POLICIES. The Master Servicer will comply in all material respects with the Credit Standards and Collection Policies and Customary Practices with respect to each Pledged Loan.

     (f) NOTICE TO OBLIGORS. The Master Servicer will ensure that the Obligor of each Pledged Loan either:

          (1) has been instructed, pursuant to the Master Servicer's routine distribution of a periodic statement to such Obligor next succeeding:

               (A)  the date the Loan becomes a Pledged Loan, or

               (B) the day on which a PAC ceased to apply to such Pledged Loan, in the case of a Pledged Loan formerly subject to a PAC,

but in no event later than the then next succeeding due date for a Scheduled Payment under the related Pledged Loan, to remit Scheduled Payments thereunder to a Post Office Box for credit to a Lockbox Account, or directly to a Lockbox Account, in each case maintained at a Lockbox Bank pursuant to the terms of a Lockbox Agreement, or

          (2) has entered into a PAC, pursuant to which a deposit account of such Obligor is made subject to a pre-authorized debit in respect of Scheduled Payments as they become due and payable, and the Issuer has, and has caused each of the Master Servicer, a Lockbox Bank and/or the Trustee, to take all necessary and appropriate action to ensure that each such pre-authorized debit is credited directly to a Lockbox Account.

     (g) RELOCATION OF MASTER SERVICER. The Master Servicer shall give the Trustee, the Collateral Agent and each Rating Agency at least 30 days, prior written notice of any relocation of any office from which it services Pledged Loans or keeps records concerning the Pledged Loans. The Master Servicer shall at all times maintain each office from which it services Pledged Loans within the United States of America.

     (h) INSTRUMENTS. The Master Servicer will not remove any portion of the Pledged Loans or other collateral that consists of money or is evidenced by an instrument, certificate or other writing (including any Pledged Loan) from the jurisdiction in which it is then held unless the Trustee has first received an Opinion of Counsel to the effect that the Lien created by the appropriate Series Supplement with respect to such property will continue to be maintained after giving effect to such action or actions; provided, however, that each Custodian, the Collateral Agent and the Master Servicer may remove Loans from such jurisdiction to the extent necessary to satisfy any requirement of law or court order, in all cases in accordance with the provisions of the Custodial Agreement, the Collateral Agency Agreement and this Agreement.

     (i) LOAN SCHEDULE. With respect to each Series, the Master Servicer will promptly amend the related Loan Schedule to reflect terms or discrepancies that become known to the Master Servicer at any time.

     (j)  SEGREGATION OF COLLECTIONS. The Master Servicer will:

          (a) prevent the deposit into any Series Account of any funds other than Collections or other funds to be deposited into such accounts under this Agreement, a Series Supplement or the other Facility Documents (provided that, this covenant shall not be breached to the extent that funds are inadvertently deposited into any of such accounts and are promptly segregated and removed from the account); and

          (b) with respect to each the Lockbox Account either (i) prevent the deposit into such account of any funds other than Collections in respect of Pledged Loans or (ii) enter into an intercreditor agreement with other entities which have an interest in the amounts in the Lockbox Account to allocate the Collections with respect to Pledged Loans to the Issuer and transfer such amounts to the Trustee for deposit into the appropriate Collection Account; (provided that, the covenant in clause (i) of this paragraph (b) shall not be breached to the extent funds not constituting Collections in respect of Pledged Loans are inadvertently deposited into such Lockbox Account and are promptly segregated and remitted to the owner thereof.

     (k) TERMINATE OR REJECT LOANS. Without limiting anything in subsection 4.2(b), the Master Servicer will not terminate any Pledged Loan prior to the end of the term of such Loan, whether such early termination is made pursuant to an equitable cause, statute, regulation, judicial proceeding or other applicable law, unless prior to such termination, the Issuer consents and any related Pledged Assets have been released from the Lien of the respective Series Supplement.

     (l) CHANGE IN BUSINESS OR CREDIT STANDARDS AND COLLECTION POLICIES. The Master Servicer will not make any change in the Credit Standards and Collection Policies or deviate from the exercise of Customary Practices, which change or deviation would materially impair the value or collectibility of any Pledged Loan.

     (m) KEEPING OF RECORDS AND BOOKS OF ACCOUNT. The Master Servicer shall maintain and implement administrative and operating procedures (including without limitation an ability to recreate records evidencing the Pledged Loans in the event of the destruction or loss of the originals thereof) and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Pledged Loans (including without limitation records adequate to permit the daily identification of all Collections with respect to, and adjustments of amounts payable under, each Pledged Loan).

     Section 5.12   MASTER SERVICER NOT TO RESIGN.

     (a) RESIGNATION. The entity then serving as Master Servicer shall not resign from the obligations and duties hereby imposed on it hereunder except as provided in 5.12(b) or except upon determination that (i) the performance of its duties hereunder is no longer permissible under applicable law, (ii) there is no reasonable action which can be taken to make the performance of its duties hereunder permissible under applicable law and (iii) a Successor Master Servicer shall have been appointed and accepted the duties as Master Servicer pursuant to
Section 10.2. Any such determination permitting the resignation of the Master Servicer pursuant to clause (i) of the preceding sentence shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall be effective until a Successor Master Servicer shall have assumed the responsibilities and obligations of the Master Servicer in accordance with Section 10.2.

     (b) TRANSFER TO CERTAIN CENDANT AFFILIATES. FAC, as Master Servicer, may resign as Master Servicer and be replaced by Trendwest, and Trendwest, as Master Servicer, may resign as Master Servicer and be replaced by FAC, in either case, only upon the following terms and conditions:

          (i) the resigning Master Servicer shall give the Trustee, the Issuer and the Collateral Agent not less than 10 Business Days notice of the resignation and substitution of Trendwest in place of FAC or FAC in place of Trendwest as Master Servicer;

          (ii) Cendant shall have given its written consent to the substitution by delivering such written consent to the Trustee and the Performance Guaranty shall be amended to cover the performance of the new Master Servicer;

          (iii) the entity which is to become the new Master Servicer, shall enter into a written supplement to this Agreement and deliver such supplement to the Trustee, the Collateral Agent and the Issuer and in such supplement the new Master Servicer shall assume all of the rights, obligations and responsibilities of the Master Servicer under this Agreement and each Series Supplement; and

          (iv) the satisfaction of any additional conditions to such transfer set forth in a Series Supplement.

     Section 5.13 MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF MASTER SERVICER.

     The Master Servicer shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person unless:

          (i) the corporation formed by such consolidation or into which the Master Servicer is merged or the Person which acquires by conveyance or transfer the properties and assets of the Master Servicer substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America or any state or the District of Columbia and, if the Master Servicer is not the surviving entity, shall expressly assume by an agreement supplemental hereto, executed and delivered to the Trustee in form satisfactory to the Trustee, the performance of every covenant and obligation of the Master Servicer hereunder;

          (ii) the Master Servicer has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental agreement comply with this Section 5.13, and all conditions precedent provided for herein relating to such transaction have been satisfied;

          (iii) the Rating Agency Condition has been satisfied with respect to such consolidation, amendment, merger, conveyance or transfer; and

          (iv) immediately prior to and after the consummation of such merger, consolidation, conveyance or transfer, no event which, with notice or passage of time or both, would become a Servicer Default under the terms of this Agreement shall have occurred and be continuing.

     Section 5.14 EXAMINATION OF RECORDS. Each of the Issuer and the Master Servicer shall clearly and unambiguously identify each Pledged Loan in its respective computer or other records to reflect that such Pledged Loan has been Granted to the Collateral Agent pursuant to this Agreement or pursuant to a Series Supplement. Each of the Issuer and the Master Servicer shall, prior to the sale or transfer to a third party of any Loan similar to the Pledged Loans held in its custody, examine its computer and other records to determine that such Loan is not a Pledged Loan.

     Section 5.15 SUBSERVICING AGREEMENTS. The Master Servicer, including any Successor Master Servicer, may enter into the Subservicing Agreements with the Subservicers for the servicing and administration of all or a part of the Pledged Loans for which the Master Servicer is responsible hereunder, provided that, in each case, the Subservicing Agreement is not inconsistent with this Agreement or any Series Supplement. References in this Agreement and the Series Supplements to actions taken or to be taken by the Master Servicer include actions taken or to be taken by a Subservicer. As part of its servicing activities hereunder, the Master Servicer shall monitor the performance and enforce the obligations of each Subservicer retained by it under the related Subservicing Agreement. Subject to the terms of the Subservicing Agreement, the Master Servicer shall have the right to remove a Subservicer retained by it at any time it considers to be appropriate provided that no subservicer shall be removed unless Cendant has given its prior written consent to the Master Servicer and the Trustee. Upon the resignation or removal of a Master Servicer, all Subservicing Agreements shall also be terminated unless accepted or reaffirmed by the Successor Master Servicer.

          Notwithstanding anything to the contrary contained herein, or any Subservicing Agreement, the Master Servicer shall remain obligated and liable to the Trustee, the Issuer, the Collateral Agent and the Noteholders for the servicing and administration of the Pledged Loans in accordance with the provisions of this Agreement and the Series Supplement to the same extent and under the same terms and conditions as if it alone were servicing and administering the Pledged Loans.

          The fees of a Subservicer shall be the obligation of the Master Servicer and neither the Issuer nor any other Person shall bear any responsibility for such fees.

                                   ARTICLE VI

                                     REPORTS

     Section 6.1 NOTEHOLDER STATEMENTS. By not later than 3:00 p.m., Las Vegas, Nevada time, on each Determination Date, the Master Servicer shall transmit to the Trustee in a form or forms acceptable to the Trustee information necessary to direct the Trustee to transfer funds and make payments in accordance with the terms of the Series Supplements and to produce the statements to be delivered by the Trustee for the immediately following Payment Date. Transmission of such information to the Trustee shall be deemed to be a representation and warranty by the Master Servicer to the Trustee, the Issuer, and the Noteholders that such information is true and correct in all material respects. Each such statement shall be delivered as provided in and contain the information required in the Series Supplement.

     Section 6.2 MONTHLY SERVICING REPORTS. On each Payment Date, the Master Servicer shall, with respect to each Series, deliver the monthly servicing report in the form set forth in the Series Supplement for that Series.

     Section 6.3 OTHER DATA. In addition, the Master Servicer shall at the reasonable request of the Trustee, the Issuer or a Rating Agency, furnish to the Trustee, the Issuer or such Rating Agency such underlying data as can be generated by the Master Servicer's existing data processing system without undue modification or expense; PROVIDED, HOWEVER, nothing in this Section 6.3 shall permit any of the Trustee, the Issuer or any Rating Agency to materially change or modify the ongoing data reporting requirements under this Article VI.

     Section 6.4 ANNUAL MASTER SERVICER'S CERTIFICATE. The Master Servicer will deliver to the Issuer, the Trustee and each Rating Agency within forty-five
(45) days after the end of each fiscal year, beginning with the fiscal year, ending December 31, 2002, an Officer's Certificate stating that (a) a review of the activities of the Master Servicer during the preceding calendar year (or, in the case of the first such Officer's Certificate, the period since the Initial Closing Date) and of its performance under this Agreement and the Series Supplements during such period was made under the supervision of the officer signing such certificate and (b) to the Master Servicer's knowledge, based on such review, the Master Servicer has fully performed all of its obligations under this Agreement and all Series Supplements for the relevant time period, or, if there has been a default in the performance of any such obligation, specifying each such default known to such officer and the nature and status thereof.

     Section 6.5 NOTICES TO FAC. In the event that neither FAC nor Trendwest is acting as Master Servicer, any Successor Master Servicer appointed and acting pursuant to Section 10.2 shall deliver or make available to the Issuer and FAC each certificate and report required to be prepared, forwarded or delivered thereafter pursuant to the provisions of this Article VI.

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                                   ARTICLE VII

                             RIGHTS OF NOTEHOLDERS;
                        ACCOUNTS AND PRIORITY OF PAYMENTS

     Section 7.1 COLLECTION ACCOUNTS. The Trustee shall pursuant to the terms of the respective Series Supplements establish for each Series and maintain in the name of the Trustee, a segregated account in its name designated as the "Sierra Receivables Funding Company, LLC Collection Account" and indicating in the designation, the applicable Series and each such designation.

     Section 7.2 LOCKBOX ACCOUNTS. The Issuer has established or has caused to be established and shall maintain or cause to be maintained a system of operations, accounts and instructions with respect to the Obligors and Lockbox Accounts at the Lockbox Banks as described in Sections 3.1(j), 4.l(g), 4.l(r) and 4.2(d). Pursuant to the Lockbox Agreement to which it is party, each Lockbox Bank shall be irrevocably instructed to initiate an electronic transfer of all funds on deposit in the relevant Lockbox Account or to the extent the Lockbox Account is operated under an intercreditor agreement all funds in the Lockbox Account and derived from Pledged Loans for a specific Series, to the appropriate Collection Accounts on the Business Day on which such funds become available. Prior to the occurrence of an Event of Default the Trustee shall be authorized to allow the Master Servicer to effect or direct deposits into the Lockbox Accounts. The Trustee is hereby irrevocably authorized and empowered, as the Issuer's attorney-in-fact, to endorse any item deposited in a Lockbox Account, or presented for deposit in any Lockbox Account or a Collection Account, requiring the endorsement of the Issuer, which authorization is coupled with an interest and is irrevocable.

     All funds in each Lockbox Account shall be transferred daily by or upon the order of the Trustee by electronic funds transfer or intra-bank transfer to the appropriate Collection Accounts.

     Section 7.3 TAX TREATMENT. The Issuer has structured this Agreement and the Notes with the intention that the Notes will qualify under applicable tax law as indebtedness of the Issuer, and the Issuer and each Noteholder by acceptance of its Note agree to treat the Notes (or beneficial interest therein) as indebtedness for purposes of federal, state and local income or franchise taxes or any other tax imposed on or measured by income.

                                  ARTICLE VIII

                                   INDEMNITIES

     Section 8.1 LIABILITIES TO OBLIGORS. No obligation or liability to any Obligor under any of the Pledged Loans is intended to be assumed by the Trustee or the Noteholders under or as a result of this Agreement and the transactions contemplated hereby and, to the maximum extent permitted by law, the Trustee and the Noteholders expressly disclaim any such obligation and liability.

     Section 8.2 TAX INDEMNIFICATION. The Issuer agrees to pay, and to indemnify, defend and hold harmless the Trustee and the Noteholders from, any taxes which may at any time be

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asserted with respect to, and as of the date of, the Grant of the Pledged Loans to the Collateral Agent for the benefit of the Trustee and the Noteholders, including without limitation any sales, gross receipts, general corporation, personal property, privilege or license taxes (but not including any federal, state or other income or intangible asset taxes arising out of the issuance of the Notes or distributions with respect thereto, other than any such intangible asset taxes in respect of a jurisdiction in which the indemnified person is not otherwise subject to tax on its intangible assets) and costs, expenses and reasonable counsel fees in defending against the same.

     Section 8.3 MASTER SERVICER'S INDEMNITIES. Each entity serving as Master Servicer shall defend and indemnify the Trustee, the Issuer and the Noteholders against any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation, in respect of any action taken, or failure to take any action by such entity as Master Servicer (but not by any predecessor or successor Master Servicer) with respect to this Agreement, the Series Supplements or any Pledged Loan; PROVIDED, HOWEVER, that such indemnity shall apply only in respect of any negligent action taken, or negligent failure to take any action, or reckless disregard of duties hereunder, or bad faith or willful misconduct by the Master Servicer. This indemnity shall survive any Service Transfer (but a Master Servicer's obligations under this Section 8.3 shall not relate to any actions of any Successor Master Servicer after a Service Transfer) and any payment of the amount owing hereunder or under the Series Supplement or any release by the Issuer of any such Pledged Loan.

     Section 8.4 OPERATION OF INDEMNITIES. Indemnification under this Article VIII shall include without limitation reasonable fees and expenses of counsel and expenses of litigation. If the Master Servicer has made any indemnity payments to the Trustee, the Issuer or the Noteholders pursuant to this Article VIII and if either the Trustee, the Issuer or the Noteholders thereafter collect any of such amounts from others, the Trustee, the Issuer or the Noteholders will promptly repay such amounts collected to the Master Servicer without interest.

                                   ARTICLE IX

                                EVENTS OF DEFAULT

     Section 9.1 EVENTS OF DEFAULT. For each Series, the related Series Supplement shall set forth the events and circumstances which constitute an Event of Default for that Series.

     Promptly after the occurrence of an Event of Default with respect to a Series, and, in any event, within two Business Days thereafter, the Trustee shall notify each Noteholder of the affected Series and each Rating Agency, if any, for that Series of the occurrence thereof to the extent a Responsible Officer of the Trustee has actual knowledge thereof based upon receipt of written information or other communication.

     Section 9.2    ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

     (a) If an Event of Default for a Series has occurred and is continuing, then on the terms set forth in the Series Supplement, the Notes of that Series may be declared to be immediately due and payable, by a notice in writing to the Issuer (and to the Trustee if declared by Series Noteholders), and upon any such declaration the unpaid principal amount of the Notes of that Series, together with accrued or accreted and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

     (b) At any time after such an acceleration or declaration of acceleration of a Series of Notes has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter provided in this Article IX such acceleration may be rescinded if so provided in the Series Supplement and if so provided, in accordance with the terms of the Series Supplement. No such rescission shall affect any subsequent Event of Default or impair any right consequent thereon.

     Section 9.3 COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE. The Issuer covenants that if the Notes of a Series are accelerated following the occurrence of an Event of Default, and such acceleration has not been rescinded and annulled, the Issuer shall, upon demand of the Trustee, pay to it, for the benefit of the Noteholders, the whole amount then due and payable on the Notes of the Series for principal and interest, with interest upon the overdue principal and upon overdue installments of interest, as determined for such Series and each Class within that Series in the respective Series Supplement, to the extent that payment of such interest shall be legally enforceable; and, in addition thereto, such further amount as shall be sufficient to cover the reasonable costs and expenses of collection, including the compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; PROVIDED, HOWEVER, the amount due under this Section 9.3 shall not exceed the aggregate proceeds from the sale of the relevant Series Collateral and amounts otherwise held by the Issuer and available for such purpose.

     Until such demand is made by the Trustee, the Issuer shall pay the principal of and interest on the Notes of the affected Series to the Trustee for the benefit of the registered Holders to be applied as provided in the Series Supplements, whether or not the Notes are overdue.

     If the Issuer fails to pay such amounts forthwith upon such demand, then the Trustee for the benefit of the Noteholders of the affected Series and as trustee of an express trust, may, with the prior written consent of or at the direction of the Series Majority Holders, institute suits in equity, actions at law or other legal, judicial or administrative proceedings (each, a "PROCEEDING") for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer and collect the monies adjudged or decreed to be payable in the manner provided by law out of the Series Collateral for such Series wherever situated. In the event a Proceeding shall involve the liquidation of Series Collateral, the Trustee shall pay all costs and expenses for such Proceeding and shall be reimbursed for such costs and expenses from the resulting liquidation proceeds. In the event that the Trustee determines that liquidation proceeds will not be sufficient to fully reimburse the Trustee, the Trustee shall receive indemnity satisfactory to it against such costs and expenses from the Noteholders (which indemnity may include, at the Trustee's option, consent by each Noteholder authorizing the Trustee to be reimbursed from amounts available in the appropriate Collection Accounts).

     If an Event of Default occurs and is continuing with respect to a Series, the Trustee may, and with the prior written consent of or at the direction of the Series Majority Holders, shall, proceed to protect and enforce its rights and the rights of the Series Noteholders hereunder and under the applicable Series Supplement and under the Notes, by such appropriate Proceedings as are necessary to effectuate, protect and enforce any such rights, whether for the specific enforcement of any covenant, agreement, obligation or indemnity in this Agreement or the applicable Series Supplement or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

     Section 9.4 TRUSTEE MAY FILE PROOFS OF CLAIM. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other Proceeding relative to the Issuer or the property of the Issuer or its creditors, the Trustee (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise) shall be entitled and empowered, by intervention in such Proceeding or otherwise,

          (a) with respect to each Series, to file a proof of claim for the whole amount of principal and interest owing and unpaid in respect of the Notes of such Series and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Noteholders of such Series allowed in such Proceeding, and

          (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same to the Noteholders of the respective Series;

and any receiver, assignee, trustee, liquidator or sequestrator (or other similar official) in any such Proceeding is hereby authorized by each Noteholder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Noteholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due to the Trustee under Article XI.

     Nothing contained herein shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes of any Series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such Proceeding.

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     Section 9.5    REMEDIES.

     (a) If an Event of Default shall have occurred and be continuing with respect to a Series, the Trustee and the Collateral Agent (upon direction by the Trustee) may, with the prior written consent of or at the direction of the Majority Holders of the affected Series, do one or more of the following (subject to Section 9.6):

          (1) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Agreement and the Series Supplement, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Series Collateral and the property of the Issuer monies adjudged due;

          (2) obtain possession of the Pledged Loans related to the affected Series in accordance with the terms of the Custodial Agreement and sell the Series Collateral or any portion thereof or rights or interests therein, at one or more public or private sales called and conducted in any manner permitted by law and in accordance with Section 9.13;

          (3) institute Proceedings in its own name and as trustee of an express trust from time to time for the complete or partial foreclosure of the Series Supplement with respect to the Series Collateral; and

          (4) exercise any remedies of a secured party under the UCC with respect to the Series Collateral (including any Series Accounts) and take any other appropriate action to protect and enforce the rights and remedies of the Trustee or the Holders of such Series and each other agreement contemplated hereby (including retaining the Series Collateral pursuant to Section 9.6 and applying distributions from the Series Collateral pursuant to Section 9.7);

PROVIDED, HOWEVER, that neither the Trustee nor the Collateral Agent may sell or otherwise liquidate the Series Collateral which constitutes Loans and Pledged Assets following an Event of Default other than an Event of Default described in the Series Supplement resulting from an Insolvency Event, unless either (i) the Holders of 100% of the Aggregate Principal Amount of the Notes of the affected Series then outstanding consent thereto, (ii) the proceeds of such sale or liquidation distributable to the Noteholders of the Series are sufficient to discharge in full the amounts then due and unpaid upon the Notes of such Series for principal and accrued interest and the fees and other amounts required to be paid prior to payment of amounts due on the Notes of such Series pursuant to
Section 9.7 or (iii) the Holders of 66 2/3% of the Aggregate Principal Amount of such Series consent thereto and the Trustee determines that the Series Collateral will not continue to provide sufficient funds for the payment of principal of, and interest on, the Notes of such Series as they would have become due if such Notes would not have been declared due and payable.

     For purposes of clause (ii) or clause (iii) of the preceding paragraph and
Section 9.6, the Trustee may, but need not, obtain and rely upon an opinion of an independent accountant or an independent investment banking firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the distributions and other amounts receivable with respect to the Series Collateral to make the required payments of principal of and interest on the Notes, and any such opinion shall be conclusive evidence as to such feasibility or sufficiency. The Issuer shall bear the reasonable costs and expenses of any such opinion.

     (b) In addition to the remedies provided in Section 9.5(a), if so provided in the Series Supplement, the Trustee may, and at the request of the Majority Holders of such Series shall, institute a Proceeding in its own name and as trustee of an express trust solely to compel performance of a covenant, agreement, obligation or indemnity or to cure the representation or warranty or statement, the breach of which gave rise to the Event of Default; and the Trustee may enforce any equitable decree or order arising from such Proceeding.

     Section 9.6 OPTIONAL PRESERVATION OF COLLATERAL. If the Notes of a Series have been accelerated following an Event of Default and such acceleration and its consequences have not been rescinded and annulled, to the extent permitted by law, the Trustee may, and at the request of Holders of 66 2/3% of the Aggregate Principal Amount of the Notes of the affected Series shall, elect to retain the Series Collateral securing the Notes intact for the benefit of the Holders of the Notes and in such event it shall deposit all funds received with respect to the Series Collateral into the Collection Account for such Series and apply such funds in accordance with the payment priorities set forth in the respective Series Supplements, as if there had not been such an acceleration; PROVIDED THAT, the Trustee shall have determined that the distributions and other amounts receivable with respect to the Series Collateral are sufficient to provide the funds required to pay the principal of and interest on the Notes of such Series as and when such principal and interest would have become due and payable pursuant to the terms of the Series Supplement and of such Notes if there had not been a declaration of acceleration of maturity of the Notes.

     Until the Trustee has elected, or has determined not to elect, to retain the Series Collateral pursuant to this Section 9.6, the Trustee shall continue to apply all distributions received on such Series Collateral in accordance with the respective Series Supplement. If the Trustee determines to retain the Series Collateral as provided in this Section 9.6, such determination shall be deemed to be a rescission and annulment (but not a waiver) of the aforementioned Event of Default and its consequences pursuant to Section 9.2, but no such rescission and annulment shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

     Section 9.7 APPLICATION OF MONIES COLLECTED DURING EVENT OF DEFAULT. If the Notes of a Series have been accelerated following an Event of Default and such acceleration and its consequences have not been rescinded and annulled, and distributions on the Series Collateral securing the Notes of such Series are not being applied pursuant to Section 9.6, any monies collected by the Trustee pursuant to this Article IX or otherwise with respect to such Notes shall be applied in accordance with the respective Series Supplement.

     Section 9.8    LIMITATION ON SUITS BY INDIVIDUAL NOTEHOLDERS. Subject to
Section 9.9, no Noteholder shall have any right to institute any Proceeding with respect to this Agreement or the Series Supplement under which its Notes were issued, or for the appointment of a receiver or trustee, or for any other remedy hereunder or thereunder, unless:

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

     (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

     (b) the Majority Holders of such Series shall have made written requests to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder and under the Series Supplement;

     (c) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request; and

     (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such Proceeding,

it being understood and intended that no one or more Noteholders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Agreement or the Series Supplement to affect, disturb or prejudice the rights of any other Noteholders or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Agreement or the Series Supplement, except in the manner herein provided.

     Section 9.9 UNCONDITIONAL RIGHTS OF NOTEHOLDERS TO RECEIVE PRINCIPAL AND INTEREST. Notwithstanding any other provision in this Agreement or any Series Supplement, the Holder of any Note shall have the right, which right is absolute and unconditional, to receive payment of the principal and interest on such Note on or after the respective due dates thereof expressed in such Note or in this Agreement or the Series Supplement and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Noteholder.

     Section 9.10 RESTORATION OF RIGHTS AND REMEDIES. If the Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Agreement or any Series Supplement and such Proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Noteholder, then and in every such case the Issuer, the Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

     Section 9.11 WAIVER OF EVENT OF DEFAULT. Prior to the Trustee's acquisition of a money judgment or decree for payment, in either case for the payment of all amounts owing by the Issuer in connection with a Series Supplement and the Notes issued thereunder the Holders of 66 2/3% of the Aggregate Principal Amount of Notes of such Series have the right to waive any Event of Default with respect to such Series and its consequences.

     Upon any such waiver, such Event of Default shall cease to exist, and be deemed to have been cured, for every purpose of this Agreement and the Series Supplement but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon.

     Section 9.12 WAIVER OF STAY OR EXTENSION LAWS. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Agreement; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, on the basis of any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

     Section 9.13   SALE OF SERIES COLLATERAL.

     (a) The power to effect any sale (a "SALE") of any portion of the Series Collateral pursuant to Section 9.5 shall not be exhausted by any one or more Sales as to any portion of such Series Collateral remaining unsold, but shall continue unimpaired until the entire Series Collateral shall have been sold or all amounts payable on the Notes of the affected Series and the respective Series Supplement with respect thereto shall have been paid, whichever occurs later. The Trustee may from time to time postpone any Sale by public announcement made at the time and place of such Sale. The Trustee hereby expressly waives its right to any amount fixed by law as compensation for any Sale. The Trustee may reimburse itself from the proceeds of any sale for the reasonable costs and expenses incurred in connection with such sale. The net proceeds of such sale shall be applied as provided in the applicable Series Supplement.

     (b) The Trustee and the Collateral Agent shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Series Collateral in connection with a Sale thereof. In addition, the Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey the Issuer's interest in any portion of the Series Collateral in connection with a Sale thereof, and to take all action necessary to effect such Sale. No purchaser or transferee at such Sale shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

     Section 9.14 ACTION ON NOTES. The Trustee's right to seek and recover judgment on the Notes or under this Agreement or a Series Supplement shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Agreement or the Series Supplement. None of the rights or remedies of the Trustee or the Noteholders hereunder shall be impaired by the recovery of any judgment by the Trustee or any Noteholder against the Issuer or by the levy of any execution under such judgment upon any portion of the Series Collateral or upon any of the assets of the Issuer.

     Section 9.15. CONTROL BY SERIES OF NOTEHOLDERS. If an Event of Default with respect to a Series has occurred and is continuing, the Majority Holders of such Series or such other portion of the Holders of such Series as is specified in the Series Supplement shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Trustee with respect to the Notes of such Series or exercising any trust or power conferred on the Trustee; provided that

          (i) such direction shall not be in conflict with any rule of law or with this Agreement;

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

          (ii) any direction to the Trustee to sell or liquidate the Series Collateral which constitutes Loans and the related Pledged Assets shall be subject to the provisions of Sections 9.5 and 9.6;

          (iii) if the conditions set forth in Section 9.6 have been satisfied and the Trustee elects to retain the Series Collateral pursuant to such Section, then any direction to the Indenture Trustee by Holders of Notes representing less than 66 2/3rds % of the Notes Principal Amount of such Series to sell or liquidate the Series Collateral shall be of no force and effect; and

          (iv) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction;

     provided, however, that, subject to Section 11.01, the Trustee need not take any action that it determines might involve it in liability.

                                    ARTICLE X

                                SERVICER DEFAULTS

     Section 10.1 SERVICER DEFAULTS. If any one of the following events (each, a "SERVICER DEFAULT") shall occur and be continuing:

     (a) any failure by the Master Servicer to make any payment, transfer or deposit on or before the date such payment, transfer or deposit is required to be made or given under the terms of this Agreement or a Series Supplement and such failure remains unremedied for two Business Days; PROVIDED, HOWEVER, that if the Master Servicer is unable to make a payment, transfer or deposit when due and such failure is as a result of circumstances beyond the Master Servicer's control, the grace period shall be extended to three Business Days;

     (b) failure on the part of the Master Servicer duly to observe or perform any other covenants or agreements of the Master Servicer set forth in this Agreement, a Series Supplement or any other Facility Document to which the Master Servicer is a party and such failure continues unremedied for a period of 20 days after the earlier of the date on which the Master Servicer has actual knowledge of the failure and the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee, or to the Master Servicer and the Trustee by any Noteholder;

     (c) any representation and warranty made by the Master Servicer in this Agreement shall prove to have been incorrect in any material respect when made and has a material and adverse impact on the Trustee's interest in the Pledged Loans and other Pledged Assets and the Master Servicer is not in compliance with such representation or warranty within ten Business Days after the earlier of the date on which the Master Servicer has actual knowledge of such breach and the date on which written notice of such breach requiring that such breach be remedied, shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by any Noteholder;

     (d) an Insolvency Event shall occur with respect to the Master Servicer or Cendant;

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     (e)  the Master Servicer fails to deliver reports to the Trustee in accordance with Section 6.1 of this Agreement and such failure remains unremedied for five Business Days; or

     (f) the occurrence of any event which is designated as a Servicer Default under any Series Supplement.

THEN, so long as such Master Servicer Default shall be continuing, either the Trustee, or the Majority Holders of all Notes by notice then given in writing to the Master Servicer and each Rating Agency (and to the Trustee if given by the Majority Holders) (a "TERMINATION NOTICE"), may terminate all of the rights and obligations of the Master Servicer as Master Servicer under this Agreement (such termination being herein called a "SERVICE TRANSFER"). After receipt by the Master Servicer of such Termination Notice and subject to the terms of Section 10.2(a), the Trustee shall automatically assume the responsibilities of the Master Servicer hereunder until the date that a Successor Master Servicer shall have been appointed pursuant to Section 10.2 and all authority and power of the Master Servicer under this Agreement shall pass to and be vested in the Trustee or such Successor Master Servicer, as the case may be, without further action on the part of any Person, and, without limitation, the Trustee at the direction of the Majority Holders is hereby authorized and empowered (upon the failure of the Master Servicer to cooperate) to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, all documents and other instruments upon the failure of the Master Servicer to execute or deliver such documents or instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights.

     The Master Servicer agrees to cooperate with the Trustee and such Successor Master Servicer in effecting the termination of the responsibilities and rights of the Master Servicer to conduct servicing hereunder, including without limitation the transfer to such Successor Master Servicer of all authority of the Master Servicer to service the Pledged Loans provided for under this Agreement, including without limitation all authority over any Collections which shall on the date of transfer be held by the Master Servicer for deposit in a Lockbox Account or which shall thereafter be received by the Master Servicer with respect to the Pledged Loans, and in assisting the Successor Master Servicer in enforcing all rights under this Agreement including, without limitation, allowing the Successor Master Servicer's personnel access to the Master Servicer's premises for the purpose of collecting payments on the Pledged Loans made at such premises. The Master Servicer shall promptly transfer its electronic records relating to the Pledged Loans to the Successor Master Servicer in such electronic form as the Successor Master Servicer may reasonably request and shall promptly transfer to the Successor Master Servicer all other records, correspondence and documents necessary for the continued servicing of the Pledged Loans in the manner and at such times as the Successor Master Servicer shall reasonably request. The Master Servicer shall allow the Successor Master Servicer access to the Master Servicer's officers and employees. To the extent that compliance with this Section 10.1 shall require the Master Servicer to disclose to the Successor Master Servicer information of any kind which the Master Servicer reasonably deems to be confidential, the Successor Master Servicer shall be required to enter into such customary licensing and confidentiality agreements as the Master Servicer shall deem necessary to protect its interest and as shall be satisfactory in form and substance to the Successor Master Servicer. The Master Servicer hereby consents to the entry against it of an order for preliminary, temporary or permanent injunctive relief by any court

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

of competent jurisdiction, to ensure compliance by the Master Servicer with the provisions of this paragraph.

     Section 10.2   APPOINTMENT OF SUCCESSOR.

     (a) APPOINTMENT. On and after the receipt by the Master Servicer of a Termination Notice pursuant to Section 10.1, or any permitted resignation of the Master Servicer pursuant to Section 5.13, the Master Servicer shall continue to perform all servicing functions under this Agreement and all Series Supplements until the date specified in the Termination Notice or otherwise specified by the Trustee or until a date mutually agreed upon by the Master Servicer and the Trustee. Upon receipt by the Master Servicer of a Termination Notice, the Trustee or the Trustee, acting on behalf of the Majority Holders which gave the Termination Notice, shall as promptly as possible after the giving of a Termination Notice appoint a successor servicer (in any case, the "SUCCESSOR MASTER SERVICER") and such Successor Master Servicer shall accept its appointment by a written assumption in a form acceptable to the Trustee; provided that such appointment shall be subject to satisfaction of the Rating Agency Condition. In the event a Successor Master Servicer has not been appointed and accepted the appointment by the date of termination stated in the Termination Notice the Trustee shall automatically assume responsibility for performing the servicing functions under this Agreement on the date of such termination. In the event that a Successor Master Servicer has not been appointed and has not accepted its appointment and the Trustee is legally unable or otherwise not capable of assuming responsibility for performing the servicing functions under this Agreement, the Trustee shall petition a court of competent jurisdiction to appoint any established financial institution having a net worth of not less than $100,000,000 and whose regular business includes the servicing of receivables similar to the Pledged Loans or other consumer finance receivables; PROVIDED, HOWEVER, pending the appointment of a Successor Master Servicer, the Trustee will act as the Successor Master Servicer.

     (b) DUTIES AND OBLIGATIONS OF SUCCESSOR MASTER SERVICER. Upon its appointment, the Successor Master Servicer shall be the successor in all respects to the Master Servicer with respect to servicing functions under this Agreement and shall be subject to all the responsibilities and duties relating thereto placed on the Master Servicer by the terms and provisions hereof, and all references in this Agreement to the Master Servicer shall be deemed to refer to the Successor Master Servicer.

     (c) COMPENSATION OF SUCCESSOR MASTER SERVICER; COSTS AND EXPENSES OF SERVICING TRANSFER. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of the Successor Master Servicer as provided in the Series Supplements. The costs and expenses of transferring servicing shall be paid by the Master Servicer which is resigning or being replaced and to the extent such costs and expenses are not so paid, shall be paid from Collections as provided in the Series Supplements.

     Section 10.3 NOTIFICATION TO NOTEHOLDERS. Upon the occurrence of any Servicer Default or any event which, with the giving of notice or passage of time or both, would become a Servicer Default, the Master Servicer shall give prompt written notice thereof to the Trustee and the Issuer and the Trustee shall give notice to the Noteholders at their respective addresses appearing in the Note Register. Upon any termination or appointment of a Successor Master

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Servicer pursuant to this Article X, the Trustee shall give prompt written notice thereof to the Issuer and to the Noteholders at their respective addresses appearing in the Note Register.

     Section 10.4 WAIVER OF PAST DEFAULTS. If a Servicer Default is a Servicer Default as described in subsection 10.1(f), the Majority Holders of the Notes of the Series issued under the Series Supplement containing such Servicer Default may waive such default and, with respect to a Servicer Default described in subsections 10.1(a) through (e), the Majority Holders of all Notes may, on behalf of all Holders, waive any default by the Master Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

     Section 10.5 TERMINATION OF MASTER SERVICER'S AUTHORITY. All authority and power granted to the Master Servicer under this Agreement shall automatically cease and terminate upon termination of this Agreement pursuant to
Section 12.1, and shall pass to and be vested in the Issuer and without limitation the Issuer is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights upon termination of this Agreement. The Master Servicer shall cooperate with the Issuer in effecting the termination of the responsibilities and rights of the Master Servicer to conduct servicing on the Pledged Loans. The Master Servicer shall transfer its electronic records relating to the Pledged Loans to the Issuer in such electronic form as Issuer may reasonably request and shall transfer all other records, correspondence and documents relating to the Pledged Loans to the Issuer in the manner and at such times as the Issuer shall reasonably request. To the extent that compliance with this Section 10.5 shall require the Master Servicer to disclose information of any kind which the Master Servicer deems to be confidential, the Issuer shall be required to enter into such customary licensing and confidentiality agreements as the Master Servicer shall deem necessary to protect its interests and as shall be reasonably satisfactory in form and substance to the Issuer.

     Section 10.6   MATTERS RELATED TO SUCCESSOR MASTER SERVICER.

     The Successor Master Servicer will not be responsible for delays attributable to the Master Servicer's failure to deliver information, defects in the information supplied by the Master Servicer or other circumstances beyond the control of the Successor Master Servicer.

     The Successor Master Servicer will make arrangements with the Master Servicer for the prompt and safe transfer of, and the Master Servicer shall provide to the Successor Master Servicer, all necessary servicing files and records, including (as deemed necessary by the Successor Master Servicer at such time): (i) microfiche loan documentation, (ii) servicing system tapes, (iii) Pledged Loan payment history, (iv) collections history and (v) the trial balances, as of the close of business on the day immediately preceding conversion to the Successor Master Servicer, reflecting all applicable Pledged Loan information. The current Master Servicer shall be obligated to pay the costs associated with the transfer of the servicing files and records to the Successor Master Servicer.

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     The Successor Master Servicer shall have no responsibility and shall not be in default hereunder nor incur any liability for any failure, error, malfunction or any delay in carrying out any of its duties under this Agreement if any such failure or delay results from the Successor Master Servicer acting in accordance with information prepared or supplied by a Person other than the Successor
Master Servicer or the failure of any such Person to prepare or provide such information. The Successor Master Servicer shall have no responsibility, shall not be in default and shall incur no liability (i) for any act or failure to act by any third party, including the Master Servicer, the Issuer or the Trustee or for any inaccuracy or omission in a notice or communication received by the Successor Master Servicer from any third party or (ii) which is due to or results from the invalidity, unenforceability of any Pledged Loan under applicable law or the breach or the inaccuracy of any representation or warranty made with respect to any Pledged Loan.

     If the Trustee or any other Successor Master Servicer assumes the role of Successor Master Servicer hereunder, such Successor Master Servicer shall be entitled to appoint subservicers whenever it shall be deemed necessary by such Successor Master Servicer.

                                   ARTICLE XI

                THE TRUSTEE; THE COLLATERAL AGENT; THE CUSTODIAN

     Section 11.1   DUTIES OF TRUSTEE.

     (a) The Trustee, prior to the occurrence of an Event of Default of which a Responsible Officer of the Trustee shall have actual knowledge and after the curing of all such Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default of which a Responsible Officer of the Trustee shall have actual knowledge has occurred and has not been cured or waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent institutional trustee would exercise or use under the circumstances in the conduct of such institution's own affairs. The Trustee is hereby authorized and empowered to make the withdrawals and payments from the Accounts in accordance with the instructions set forth in this Agreement and the Series Supplements until the termination of this Agreement in accordance with Section
12.1 unless this appointment is earlier terminated pursuant to the terms hereof.

     (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to such requirements; PROVIDED, HOWEVER, that the Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Master Servicer, the Issuer or any other Person hereunder (other than the Trustee). The Trustee shall give prompt written notice to the Noteholders of any material lack of conformity of any such instrument to the applicable requirements of this Agreement discovered by the Trustee.

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     (c)  Subject to Section 11.1(a), no provision of this Agreement shall be construed to relieve the Trustee from liability for its own gross negligence, reckless disregard of its duties, bad faith or misconduct; PROVIDED, HOWEVER, that:

          (i) the Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or employees of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (ii) the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with this Agreement or at the direction of the Majority Holders relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising or omitting to exercise any trust or power conferred upon the Trustee, under this Agreement;

          (iii) the Trustee shall not be charged with knowledge of any failure by any other party hereto to comply with its obligations hereunder or of the occurrence of any Event of Default or Servicer Default unless a Responsible Officer of the Trustee obtains actual knowledge of such failure based upon receipt of written information or other communication or a Responsible Officer of the Trustee receives written notice of such failure from the Master Servicer or any Noteholder. In the absence of receipt of notice or actual knowledge by a Responsible Officer the Trustee may conclusively assume there is no Event of Default or Servicer Default; and

          (iv) Prior to the occurrence of an Event of Default of which a Responsible Officer of the Trustee shall have actual knowledge or have received notice and after all the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith, willful misconduct or negligence on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement.

     (d) The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it (which adequate indemnity may include, at the Trustee's option, consent by the Series Majority Holders authorizing the Trustee to be reimbursed for any funds from amounts available in the Collection Account for such Series), and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer under this Agreement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Master Servicer in accordance with the terms of this Agreement.

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     (e)  Except for actions expressly authorized by this Agreement, the Trustee shall take no action reasonably likely to impair the interests of the Issuer in any Pledged Loan now existing or hereafter created or to impair the value of any Pledged Loan now existing or hereafter created.

     (f) Except as provided in this Agreement or the applicable Series Supplement, the Trustee shall have no power to dispose of or vary any Series Collateral.

     (g) In the event that the Registrar shall fail to perform any obligation, duty or agreement in the manner or on the day required to be performed by the Registrar, as the case may be, under this Agreement, the Trustee (if it is not then the Registrar) shall be obligated promptly to perform such obligation, duty or agreement in the manner so required.

     (h) The Trustee shall have no duty to (A) see to any recording, filing or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) see to any insurance, (C) see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of any Series Collateral other than from funds available in the related Series Collection Account, or (D) confirm or verify the contents of any reports or certificates of the Master Servicer delivered to the Trustee pursuant to this Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties.

     Section 11.2 CERTAIN MATTERS AFFECTING THE TRUSTEE. Except for its own gross negligence, reckless disregard of its duties, bad faith or misconduct:

     (a) the Trustee may rely on and shall be protected from liability to the Issuer and the Noteholders in acting on, or in refraining from acting in accord with, any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, conversation, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed, sent or made by the proper Person or Persons;

     (b) the Trustee may consult with counsel and any advice of counsel (including without limitation counsel to the Issuer or the Master Servicer) shall be full and complete authorization and protection from liability to the Issuer and the Noteholders in respect to any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel;

     (c) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Noteholders, pursuant to the provisions of this Agreement, unless such Noteholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligations, upon the occurrence of any Servicer Default of which a Responsible Officer of the Trustee shall have actual knowledge or have received notice (which has not been cured), to

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exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

     (d) neither the Trustee nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be personally liable for any action taken, suffered or omitted to be taken by the Trustee or such Person in good faith and believed by such Person to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, nor for any action taken or omitted to be taken by any other party hereto;

     (e) the Trustee shall not be bound to make any investigation into the facts of matters stated in any Monthly Servicing Report, any other report or statement delivered to the Trustee by the Master Servicer, resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by the Majority Holders; PROVIDED, HOWEVER, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require indemnity satisfactory to the Trustee against such cost, expense or liability as a condition to taking any such action.

     (f) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian, and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent, attorney or custodian appointed with due care by it hereunder;

     (g) except as may be required by Section 11.1(b), the Trustee shall not be required to make any initial or periodic examination of any documents or records related to the Pledged Loans for the purpose of establishing the presence or absence of defects, the compliance by the Master Servicer or the Issuer with their respective representations and warranties or for any other purpose;

     (h) the right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for the performance of such act; and

     (i) the Trustee shall not be required to give any bond or surety in respect of the powers granted hereunder.

     Section 11.3 TRUSTEE NOT LIABLE FOR RECITALS IN NOTES OR USE OF PROCEEDS OF NOTES. The Trustee assumes no responsibility for the correctness of the recitals contained herein and in the Notes (other than the certificate of authentication on the Notes) or for any statements, representations or warranties made herein by any Person other than the Trustee (except as expressly set forth herein). Except as set forth in Section 11.14, the Trustee makes no representations as to the validity, enforceability or sufficiency of this Agreement or of the Notes (other than the certificate of authentication on the Notes) or of any Pledged Loan or related document. The Trustee shall not be accountable for the use or application of funds properly withdrawn from any Account on the instructions of the Master Servicer or for the use or

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application by the Issuer of the proceeds of any of the Notes, or for the use or application of any funds paid to the Issuer in respect of the Pledged Loans. The Trustee shall not be responsible for the legality or validity of this Agreement or the validity, priority, perfection or sufficiency of the security for the Notes issued or intended to be issued hereunder. The Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement.

     Section 11.4 TRUSTEE MAY OWN NOTES; TRUSTEE IN ITS INDIVIDUAL CAPACITY. Wachovia Bank, National Association, in its individual or any other capacity, may become the owner or pledgee of Notes with the same rights as it would have if it were not the Trustee. Wachovia Bank, National Association and its Affiliates may generally engage in any kind of business with the Issuer or the Master Servicer as though Wachovia Bank, National Association were not acting in such capacity hereunder and without any duty to account therefor. Nothing contained in this Agreement shall limit in any way the ability of Wachovia Bank, National Association and its Affiliates to act as a trustee or in a similar capacity for other interval ownership and lot contract and installment note financings pursuant to agreements similar to this Agreement.

     Section 11.5 TRUSTEE'S FEES AND EXPENSES; INDEMNIFICATION. The Trustee shall be entitled to receive from time to time pursuant to the Series Supplements and the Trustee Fee Letter, (a) such compensation as shall be agreed to between the Issuer and the Trustee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties hereunder as the Trustee and to be reimbursed for its out-of-pocket expenses (including reasonable attorneys' fees), incurred or paid in establishing, administering and carrying out its duties under this Agreement or the Collateral Agency Agreement and (b) subject to Section 8.3, the Issuer and the Master Servicer agree, jointly and severally, to pay, reimburse, indemnify and hold harmless the Trustee (without reimbursement from any Account or otherwise) upon its request for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever (including without limitation fees, expenses and disbursements of counsel) which may at any time (including without limitation at any time following the termination of this Agreement and payment on account of the Notes) be imposed on, incurred by or asserted against the Trustee in any way relating to or arising out of this Agreement, any Series Supplement, the Collateral Agency Agreement or any other Facility Document to which the Trustee is a party or the transactions contemplated hereby or any action taken or omitted by the Trustee under or in connection with any of the foregoing except for those liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the gross negligence, reckless disregard of its duties, bad faith or willful misconduct of the Trustee and except that if the Trustee is appointed Successor Master Servicer pursuant to
Section 10.2, the provisions of this Section 11.5 shall not apply to expenses, disbursements and advances made or incurred by the Trustee in its capacity as Successor Master Servicer. The agreements in this Section 11.5 shall survive the termination of this Agreement, the resignation or removal of the Trustee and all amounts payable on account of the Notes.

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     Anything in this Agreement to the contrary notwithstanding, in no event shall the Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

     Section 11.6 ELIGIBILITY REQUIREMENTS FOR TRUSTEE. The Trustee hereunder (if other than Wachovia Bank, National Association) shall at all times be an Eligible Institution and a corporation or banking association organized and doing business under the laws of the United States of America or any state thereof authorized under such laws to exercise corporate trust powers, and such Trustee (including Wachovia Bank, National Association) shall have a combined capital and surplus of at least $25,000,000 (or, in the case of a successor to the initial Trustee, $100,000,000) and subject to supervision or examination by federal or state authority. If such corporation or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of federal or state supervising or examining authority, then for the purpose of this Section 11.6, the combined capital and surplus of such corporation or banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 11.6, the Trustee shall resign immediately in the manner and with the effect specified in Section 11.7.

     Section 11.7   RESIGNATION OR REMOVAL OF TRUSTEE.

     (a) The Trustee may at any time resign and be discharged from the trust hereby created by giving 60 days prior written notice thereof to the Issuer, the Master Servicer, the Noteholders and each Rating Agency. Upon receiving such notice of resignation, the Issuer shall promptly arrange to appoint a successor trustee meeting the requirements of Section 11.6 and the Master Servicer shall notify the Trustee and each Rating Agency of such appointment by written instrument, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and have accepted within 30 days after the giving of such notice of resignation, a successor Trustee shall be appointed by Majority Holders. The successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the Trustee. If no successor Trustee shall have been so appointed by the Issuer or the Noteholders and shall have accepted appointment in the manner hereinafter provided, any Noteholder, on behalf of itself and all others similarly situated, or the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 11.6 and shall fail to resign after written request therefor by the Issuer or the Master Servicer, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Issuer, the Master Servicer or the Majority Holders may remove the Trustee and promptly appoint a successor Trustee by written instrument, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor Trustee.

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     (c)  At any time the Majority Holders may remove the Trustee and promptly appoint a successor Trustee by written instrument, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor Trustee.

     (d) Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 11.7 shall not become effective until acceptance of appointment by the successor Trustee as provided in Section 11.8.

     Section 11.8   SUCCESSOR TRUSTEE.

     (a) Any successor Trustee, appointed as provided in Section 11.7, shall execute, acknowledge and deliver to the Issuer, the Master Servicer and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor Trustee shall deliver to the successor Trustee all money, documents and other property held by it hereunder; and Issuer and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, power, duties and obligations.

     (b)  No successor Trustee shall accept appointment as provided in this
Section 11.8 unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 11.6.

     (c) Upon acceptance of appointment by a successor Trustee as provided in this Section 11.8, such successor Trustee shall mail notice of such succession hereunder to the Trustee, the Issuer, the Master Servicer and all Noteholders at their addresses as shown in the Note Register.

     Section 11.9 MERGER OR CONSOLIDATION OF TRUSTEE. Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, PROVIDED, such corporation shall be eligible under the provisions of Section 11.6, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 11.10  APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE.

     (a) Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Series Collateral may at the time be located, the Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Series Collateral and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Series Collateral, or any part thereof, and subject to the other provisions of this Section 11.10, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable.

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No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 11.6 and no notice to the Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 11.8.

     (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any laws of any jurisdiction in which any particular act or acts are to be performed, the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Series Collateral, or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

          (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

          (iii) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

     (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article XI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Master Servicer.

     (d) Any separate trustee or co-trustee may at any time constitute the Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect to this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or a successor trustee.

     Section 11.11 TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF NOTES. All rights of action and claims under this Agreement or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee. Any recovery of judgment shall, after provision for the payment of the

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reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the Noteholders in respect of which such judgment has been obtained.

     Section 11.12 SUITS FOR ENFORCEMENT. If an Event of Default or a Servicer Default shall occur and be continuing, the Trustee, in its discretion, may, subject to the provisions of Article IX and Section 10.1, proceed to protect and enforce its rights and the rights of the Noteholders under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee or the Noteholders.

     Section 11.13 RIGHTS OF NOTEHOLDERS TO DIRECT THE TRUSTEE. The Majority Holders of a Series shall, with respect to such Series, have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; PROVIDED, HOWEVER, that, subject to Section 11.1, the Trustee shall have the right to decline to follow any such direction if the Trustee being advised by counsel determines that the action so directed may not lawfully be taken, or if the Trustee in good faith shall, by a Responsible Officer or Responsible Officers of the Trustee, determine that the proceedings so directed would be illegal or involve it in personal liability or be unduly prejudicial to the rights of Noteholders not parties to such direction, or if the Trustee has not been offered reasonable security or indemnity, as contemplated by Section 11.2, by such Holders; AND PROVIDED FURTHER, that nothing in this Agreement shall impair the right of the Trustee to take any action deemed proper by the Trustee and which is not inconsistent with such direction by the Noteholders.

     Section 11.14 REPRESENTATIONS AND WARRANTIES OF THE TRUSTEE. The Trustee represents and warrants that:

     (a) the Trustee is a national banking association with trust powers organized, validly existing and in good standing under the laws of the United States;

     (b) the Trustee has full power, authority and right to execute, deliver and perform this Agreement and the Series Supplements and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement and the Series Supplements; and

     (c) this Agreement has been duly executed and delivered by the Trustee and constitutes the legal, valid and binding agreement of the Trustee enforceable against the Trustee in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

     Section 11.15 MAINTENANCE OF OFFICE OR AGENCY. The Trustee will maintain at its expense in The City of New York, State of New York, an office or offices or agency or agencies where notices and demands to or upon the Trustee in respect of the Notes and this Agreement may be served. The Trustee will give prompt written notice to the Issuer, the Master Servicer and the Noteholders of any change in the location of any such office or agency.

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     Section 11.16  NO ASSESSMENT. Wachovia Bank, National Association's
agreement to act as Trustee hereunder shall not constitute or be construed as Wachovia Bank, National Association's assessment of the Issuer's or any Obligor's creditworthiness or a credit analysis of any Loans.

     Section 11.17 UCC FILINGS AND TITLE CERTIFICATES. The Trustee and the Noteholders expressly recognize and agree that the Collateral Agent may be listed as the secured party of record on the various Financing Statements required to be filed under this Agreement and the Series Supplements in order to perfect the security interest in the Series Collateral, that such listings shall be for administrative convenience only in creating a representative of the secured party to take certain actions under the Facility Documents on behalf of one or more secured parties including the Trustee and that such listing will not affect in any way the respective status of the other secured parties under the Collateral Agency Agreement as the holders of their respective interests in other collateral. In addition, such listing shall impose no duties on the Collateral Agent other than those expressly and specifically undertaken in accordance with this Agreement and the Collateral Agency Agreement.

     Section 11.18 REPLACEMENT OF THE CUSTODIAN. Each of the Issuer and the Master Servicer agree not to replace either of the Custodians unless the Rating Agency Condition has been satisfied with respect to such replacement.

                                   ARTICLE XII

                                   TERMINATION

     Section 12.1 TERMINATION OF AGREEMENT. The respective obligations and responsibilities of the Issuer, the Master Servicer and the Trustee created hereby (other than the obligation of the Trustee to make payments to Noteholders as hereafter set forth) shall terminate (the "TERMINATION DATE") on the day after the Payment Date following the date on which funds shall have been deposited in the appropriate Collection Accounts sufficient to pay the Aggregate Principal Amount of all Series plus all interest accrued on the Notes of all Series accrued through the day preceding such Payment Date; PROVIDED THAT, all amounts required to be paid on such Payment Date pursuant to this Agreement shall have been paid.

     Section 12.2   FINAL PAYMENT.

     (a) Written notice of any termination of a Series or of all Series shall be given (subject to at least two Business Days' prior notice from the Master Servicer to the Trustee) by the Trustee to the Noteholders and each Rating Agency then rating any Notes mailed not later than the fifth day of the month of such final payment specifying (a) the Payment Date and (b) the amount of any such final payment. The Trustee shall give such notice to the Registrar at the time such notice is given to the Noteholders.

     (b) On or after the final Payment Date, upon written request of the Trustee, the Noteholders shall surrender their Notes to the office specified in such request.

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     Section 12.3   DEFEASANCE. The Issuer's obligations with respect to any
Series of Notes may be defeased prior to payment of the Notes of that Series if so provided in the applicable Series Supplement and subject to the terms and conditions contained in that Series Supplement.

     Section 12.4 RELEASE OF COLLATERAL. Upon the termination of this Agreement pursuant to Sections 12.1, the Trustee shall release all liens and assign to the Issuer (without recourse, representation or warranty) all right, title and interest of the Trustee in and to the Series Collateral and all proceeds thereof. The Trustee shall execute and deliver such instruments of assignment, in each case without recourse, representation or warranty, as shall be reasonably requested by the Issuer to release the security interest of the Trustee in the Series Collateral.

                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

     Section 13.1   AMENDMENT.

     (a) SUPPLEMENTAL INDENTURES AND AMENDMENTS WITHOUT CONSENT OF THE NOTEHOLDERS. The Issuer, the Trustee, the Collateral Agent and the Master Servicer, at any time and from time to time, without the consent of any of the Noteholders, may enter into one or more amendments or indentures supplemental to this Agreement or into a Series Supplement in form satisfactory to the Trustee for any of the following purposes:

          (i) to add to the covenants of the Issuer for the benefit of the Noteholders or to surrender any right or power conferred upon the Issuer;

          (ii) to Grant any additional property to the Trustee or the Collateral Agent or to be held by the Custodian, in each case, for the benefit of the Trustee and the Holders of the Notes of one or more Series;

          (iii) to correct or amplify the description of any property at any time subject to the Lien of a Series Supplement, or to better assure, convey and confirm unto the Trustee or the Collateral Agent or deliver to the Custodian, in each case for the benefit of the Trustee and the Noteholders, any property subject to the Lien of a Series Supplement;

          (iv) to cure any ambiguity, correct, modify or supplement any provision which is defective or inconsistent with any other provision herein; PROVIDED THAT, such correction, modification or supplement shall not alter in any material respect, the amount or timing of payments to or other rights of the Noteholders;

          (v) to modify transfer restrictions on a Series of Notes, so long as any such modifications comply with the Securities Act and the Investment Company Act;

          (vi)      to provide for the issuance of a new Series of Notes; or

          (vii) make any other changes which do not, in the aggregate, materially and adversely affect the rights of any Noteholders.

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PROVIDED THAT, (x) in each case, the Issuer shall have satisfied the Rating
Agency Condition with respect to such corrections, amendments, modifications or clarifications and (y), with respect to any changes described in subsection
(vii), the Issuer shall have delivered to the Trustee an Officer's Certificate of the Issuer and an Officer's Certificate of the Master Servicer both to the effect that such change will not adversely affect the rights of any Noteholders and evidence that any additional conditions to such amendment contained in one or more Series Supplements have been satisfied.

     Subject to Section 13.1(c), the Trustee is hereby authorized to join in the execution of any such amendment or supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained. So long as any of the Notes are outstanding, at the cost of the Issuer, the Trustee shall provide to each Rating Agency then rating any Notes a copy of any proposed amendment or supplemental indenture prior to the execution thereof by the Trustee and, as soon as practicable after the execution by the Issuer, the Trustee and the Collateral Agent of any such amendment or supplemental indenture, provide to each Rating Agency a copy of the executed amendment or supplemental indenture, as the case may be.

     (b) AMENDMENTS AND SUPPLEMENTAL INDENTURES WITH CONSENT OF THE NOTEHOLDERS. With the consent of the Majority Holders of each affected Series and upon satisfaction of the Rating Agency Condition, the Issuer and the Trustee may enter into an amendment or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Agreement or any Series Supplement, or modifying in any manner the rights of the Holders of the Notes under this Agreement or any Series Supplement; PROVIDED THAT, no such amendment or supplemental indenture shall, without the consent of all affected Noteholders:

          (i) reduce in any manner the amount of, or change the timing of, principal, interest and other payments required to be made on any Note;

          (ii) change the application of proceeds of any Series Collateral to the payment of Notes of such Series;

          (iii) reduce the percentage of Noteholders required to take or approve any action under this Agreement or any Series Supplement; or

          (iv) permit the creation of any lien ranking prior to or on a parity with the lien of this Agreement or any Series Supplement, with respect to any part of the Series Collateral or terminate the lien of this Agreement or any Series Supplement on any property at any time subject thereto or deprive the Noteholders of the security afforded by the lien of this Agreement or any Series Supplement.

     It shall not be necessary in connection with any consent of the Noteholders under this Section 13.1(b) for the Noteholders to approve the specific form of any proposed amendment or supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof. The Trustee will not be permitted to enter into any such supplemental indenture or amendment if, as a result of such supplemental indenture or amendment, the ratings of any

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outstanding Series or Class of Notes (if then rated) would be reduced without the consent of each affected Noteholder.

     Promptly after the execution by the Issuer, the Trustee, the Collateral Agent and the Master Servicer of any amendment or supplemental indenture pursuant to this Section 13.1(b), the Trustee, at the expense of the Issuer shall mail to the Noteholders, the Luxembourg Stock Exchange (if and for so long as any Class of Notes is listed thereon) and each Rating Agency rating any of the Notes, a copy thereof.

     (c) EXECUTION OF AMENDMENTS AND SUPPLEMENTAL INDENTURES. In executing or accepting the additional trusts created by any amendment or supplemental indenture permitted by this Section 13.1 or the modifications thereby of the trusts created by this Agreement or any Series Supplement, the Trustee shall be entitled to receive, and (subject to Sections 11.1 and 11.2) shall be fully protected in relying in good faith upon, an Opinion of Counsel stating that the execution of such amendment or supplemental indenture is authorized or permitted by this Agreement and that all conditions precedent applicable thereto under this Agreement have been satisfied. The Trustee may, but shall not be obligated to, enter into any such amendment or supplemental indenture which affects the Trustee's own rights, duties or immunities under this Agreement, any Series Supplement, or otherwise.

     (d) EFFECT OF AMENDMENTS AND SUPPLEMENTAL INDENTURES. Upon the execution of any amendment or supplemental indenture under this Section 13.1, this Agreement shall be modified in accordance therewith, and such amendment or supplemental indenture shall form a part of this Agreement for all purposes; and every Holder of a Note theretofore and thereafter authenticated and delivered hereunder shall be bound thereby.

     (e) REFERENCE IN NOTES TO AMENDMENTS AND SUPPLEMENTAL INDENTURES. Notes executed, authenticated and delivered after the execution of any amendment or supplemental indenture pursuant to this Section 13.1 may, and if required by the Trustee shall, bear a notation in form approved by the Trustee as to any matter provided for in such amendment or supplemental indenture. If the Issuer shall so determine, new Notes, so modified as to conform in the opinion of the Trustee and the Issuer to any such amendment or supplemental indenture, may be prepared and executed by the Issuer and authenticated and delivered by the Trustee or its authenticating agent in exchange for outstanding Notes.

     (f) In determining whether the requisite percentage of Noteholders have concurred in any direction, waiver or consent, Notes owned by the Issuer or an Affiliate of the Issuer shall be considered as though they are not outstanding, except that for the purposes of determining whether the Trustee shall be protected in making such determination or relying on any such direction, waiver or consent, only Notes which a Responsible Officer of the Trustee knows pursuant to written notice (or in the case of the Issuer, by reference to the Note Register if the Trustee is also the Note Registrar) are so owned shall be so disregarded.

     Section 13.2   RESERVED.

     Section 13.3   LIMITATION ON RIGHTS OF THE NOTEHOLDERS.

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     (a)  The death or incapacity of any Noteholder shall not operate to terminate this Agreement, nor shall such death or incapacity entitle such Noteholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Series Collateral, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     (b) Nothing herein set forth, or contained in the terms of the Notes, shall be construed so as to constitute the Noteholders from time to time as partners or members of an association; nor shall any Noteholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     Section 13.4 GOVERNING LAW. This Agreement is governed by and shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     Section 13.5 NOTICES. All communications and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to, or transmitted by overnight courier, or transmitted by telex or telecopy and confirmed by a mailed writing:

             If to the Issuer:

             SIERRA RECEIVABLES FUNDING COMPANY, LLC
             10750 West Charleston Boulevard
             Suite _____
             Las Vegas, Nevada 89135
             Fax number: ________________
             Attention: [-]
             (or such other address as may hereafter be furnished to the Trustee, the Master Servicer and the Collateral Agent in writing by the Issuer).

             If to the Master Servicer:

             FAIRFIELD ACCEPTANCE CORPORATION-NEVADA
             10750 West Charleston Boulevard
             Suite 130
             Las Vegas, Nevada 89135
             Fax number: 702-227-3114
             Attention: Ralph E. Turner
             (or such other address as may hereafter be furnished to the Trustee, the Issuer and the Collateral Agent in writing by the Master Servicer).

             If to the Trustee:

             WACHOVIA BANK, NATIONAL ASSOCIATION
             401 South Tryon Street
             NC - 1179
             12th Floor
             Charlotte, North Carolina 28288-1179

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             Fax: Number:704-383-6039
             Attention: Structured Finance Trust Services
                           Re: Sierra Receivables Funding Company, LLC
                           Series 2002-1
             (or such other address as may be furnished to the Master Servicer, the Issuer or the Collateral Agent in writing by the Trustee).

             If to the Collateral Agent:

             WACHOVIA BANK, NATIONAL ASSOCIATION
             401 South Tryon Street
             NC - 1179
             12th Floor
             Charlotte, North Carolina 28288-1179
             Fax: Number: 704-383-6039
             Attention: Structured Finance Trust Services
                           Re: Sierra Receivables Funding Company, LLC
                           Series 2002-1
             (or such other address as may be furnished in writing to the Trustee, the Issuer and the Master Servicer by the Collateral Agent).

             If to each Rating Agency:

             Fitch Ratings, Inc.
             One State Street Plaza
             New York, New York, 10004
             Fax number: 212-480-4438
             Attention: Timeshare Asset-Backed Group
             (or such other address as may be furnished in writing to the Trustee, the Issuer and the Master Servicer).

             Moody's Investor Service, Inc.
             99 Church Street
             New York, New York 10007
             Fax number: 212-553-4392
             (or such other address as may be furnished in writing to the Trustee, the Issuer and the Master Servicer).

             Standard & Poor's Ratings Services
             55 Water Street
             New York, New York 10041
             Fax number: 212-438-2655
             (or such other address as may be furnished in writing to the Trustee, the Issuer and the Master Servicer).

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             If to the Noteholders:
             (to such addresses as may be furnished in writing by any Noteholder to the Trustee).

     All communications and notices pursuant hereto to a Noteholder will be given by first-class mail, postage prepaid, to the registered holders of such Notes at their respective address as shown in the Note Register. Any notice so given within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder receives such notice.

     Section 13.6 SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Notes or rights of the Noteholders thereof.

     Section 13.7 ASSIGNMENT. Notwithstanding anything to the contrary contained herein, except as provided in Section 10.2, this Agreement may not be assigned by the Issuer or the Master Servicer without the prior consent of the Majority Holders.

     Section 13.8 NOTES NON-ASSESSABLE AND FULLY PAID. It is the intention of the Issuer that the Noteholders shall not be personally liable for obligations of the Issuer and that the indebtedness represented by the Notes shall be non-assessable for any losses or expenses of the Issuer or for any reason whatsoever.

     Section 13.9 FURTHER ASSURANCES. Each of the Issuer, the Master Servicer and the Collateral Agent agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Trustee more fully to effect the purposes of this Agreement, including without limitation the execution of any financing statements, amendments thereto, or continuation statements relating to the Pledged Loans for filing under the provisions of the UCC of any applicable jurisdiction.

     Section 13.10 NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising, on the part of the Trustee or the Noteholders, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. No waiver of any provision hereof shall be effective unless made in writing. The rights, remedies, powers and privileges therein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

     Section 13.11 COUNTERPARTS. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

     Section 13.12 THIRD-PARTY BENEFICIARIES. This Agreement will inure to the benefit of and be binding upon the parties hereto, the Noteholders and their respective successors and permitted

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assigns. Except as otherwise provided in this Article XIII, no other person will have any right or obligation hereunder.

     Section 13.13  ACTIONS BY THE NOTEHOLDERS.

     (a) Wherever in this Agreement a provision is made that an action may be taken or a notice, demand or instruction given by the Noteholders, such action, notice or instruction may be taken or given by any Noteholder, unless such provision requires a specific percentage of the Noteholders. If, at any time, the request, demand, authorization, direction, consent, waiver or other act of a specific percentage of the Noteholders is required pursuant to this Agreement, written notification of the substance thereof shall be furnished to all Noteholders.

     (b) Any request, demand, authorization, direction, consent, waiver or other act by a Noteholder binds such Noteholder and every subsequent holder of such Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or omitted to be done by the Trustee, the Issuer or the Master Servicer in reliance thereon, whether or not notation of such action is made upon such Note.

     Section 13.14 MERGER AND INTEGRATION. Except as set forth in the Trustee Fee Letter, and except as SPECIFICALLY stated otherwise herein, this Agreement and the other Facility Documents set forth the entire understanding of the parties relating to the subject matter hereof, and, except as set forth in such Trustee Fee Letter, all prior understandings, written or oral, are superseded by this Agreement and the other Facility Documents. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

     Section 13.15 NO BANKRUPTCY PETITION. The Trustee, the Master Servicer, the Collateral Agent and each Noteholder, by accepting a Note, hereby covenant and agree that they will not at any time institute against the Issuer or the Depositor, or join in instituting against the Issuer or the Depositor, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any Debtor Relief Law.

     Section 13.16 HEADINGS. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

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     IN WITNESS WHEREOF, Issuer, the Master Servicer, the Trustee and the
Collateral Agent have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                         SIERRA RECEIVABLES FUNDING COMPANY,
                                         LLC,
                                          as Issuer


                                         By:       /s/ Ralph E. Turner
                                            ------------------------------------
                                            Name: Ralph E. Turner
                                            Title: President and Treasurer


                                         FAIRFIELD ACCEPTANCE CORPORATION-
                                         NEVADA,
                                          as Master Servicer


                                         By:       /s/ Ralph E. Turner
                                            ------------------------------------
                                            Name: Ralph E. Turner
                                            Title: President and Treasurer


                                         WACHOVIA BANK, NATIONAL ASSOCIATION,
                                          as Trustee


                                         By:       /s/ Robert Ashbaugh
                                            ----------------------------------
                                            Name: Robert Ashbaugh
                                            Title: Vice President


                                         WACHOVIA BANK, NATIONAL ASSOCIATION,
                                          as Collateral Agent


                                         By:       /s/ Robin M. Belanger
                                            ----------------------------------
                                            Name: Robin M. Belanger
                                            Title: Vice President

          [Signature page for Master Indenture and Servicing Agreement]